                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-30070


                       EQUI-VEST(REGISTERED TRADEMARK)
                      SUPPLEMENT DATED NOVEMBER 20, 1995
                                    TO THE
                         PROSPECTUS DATED MAY 1, 1995

                        VARIABLE ANNUITY CERTIFICATES
                              FUNDED THROUGH THE
                  INVESTMENT DIVISIONS OF SEPARATE ACCOUNT A
                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
-----------------------------------------------------------------------------

This Supplement provides new and additional information which is not contained in the prospectus dated May 1, 1995, which you previously received. You should keep this Supplement with your prospectus and retain both for future reference. Equitable will send you an additional copy of the prospectus, without charge, upon written request to the Processing Office or by calling 1-800-628-6673.

Terms used in this Supplement have the same meaning as in the prospectus, unless otherwise noted.
-----------------------------------------------------------------------------

For contracts issued in New York, the contingent withdrawal charge ("CWC") applicable to contributions to the Fixed Maturity Account ("FMA") (including amounts transferred to the FMA) and which are withdrawn from the FMA, will never exceed that described in the prospectus for Series 400 contracts; however, the CWC could be lower.

For the FMA, the CWC will be the greater of that determined by applying the New York Declining Scale ("Declining Scale") and the New York Alternative Scale ("Alternative Scale"), not to exceed the CWC for Series 400 Contracts. For amounts transferred within the FMA from one Maturity Period to another, the Alternative Scale is applied if it produces a higher charge than the Declining Scale.


------------------------------------------------------------------------------

DECLINING SCALE                                  ALTERNATIVE SCALE
Year of Investment in FMA*                       Year of Transfer Within FMA*
Within Year 1   6%                               Within Year 1   5%
            2   6%                                           2   4%
            3   5%                                           3   3%
            4   4%                                           4   2%
            5   3%                                           5   1%
            6   2%                                After Year 5   0%
 After Year 6   0%
                                                  Not to exceed 1% times the number of
                                                  years remaining in Maturity Period,
                                                  rounded to the higher number of years.
                                                  In other words, if 4.3 years remain, it
                                                  would be a 5% charge.
________________________________________________________________________________

*Measured from the Contract Anniversary Date.

For example, compare the CWC that would be applicable to a withdrawal from a Series 400 Contract that has an Annuity Account Value of $10,000--$8,000 from contributions made three years ago and $2,000 from positive investment performance.

                                Copyright 1995
          The Equitable Life Assurance Society of the United States
                             All Rights Reserved.







o For any contributions withdrawn in the first six years after they are made, the normal Series 400 CWC would be $480 (6% of $8,000). However, if the contributions were made to the FMA, the CWC would be lower. According to the New York Declining Scale described above, in the third year, CWC would be limited to 5% of the $8,000, or $400.

o Now assume that, although the contributions had been made to the FMA three years ago, they were transferred to a new Maturity Period within the FMA in the third year, and further assume that there is exactly one year remaining in the Maturity Period to which the amounts were transferred. Because there was a transfer within the FMA, the New York Alternative Scale may now apply. Based on this Scale, a contribution that was transferred within the FMA will be subject to a 5% CWC in the year of the transfer, not to exceed 1% for each year remaining in the Maturity Period. Since, in this example, the time remaining is exactly one year, the Alternative Scale would limit CWC to 1%. However, New York regulations allow that the GREATER of the Declining Scale or the Alternative Scale is used. Therefore, the CWC would be 5%, or $400, based on the Declining Scale.

o In no event would the CWC exceed that otherwise applicable under the contract; application of the New York Scale can only result in a lower CWC. Thus, if a contribution had been in the Contract for more than six years and was thus exempt from CWC, no CWC would be applicable.

For withdrawals from an Investment Option other than the FMA, the amount available for withdrawal without a CWC is reduced by the amount of contributions in the FMA to which no CWC applies. Further, as of any date on which 50% or more of your Annuity Account Value is held in the FMA, the Free Corridor Amount is zero. In addition, if you have not made a prior election for the reinvestment of your Maturity Amount when it reaches the Expiration Date, such Amount will be reinvested in whichever Maturity Period then offered has the nearest Expiration Date; if no Maturity Periods are being offered, it will be reinvested in the Money Market Fund.

The potential for the CWC applicable to withdrawals from the FMA to be lower than the otherwise applicable charge and the potential for the Free Corridor Amount to also be lower than that which would otherwise apply should be considered in making allocations to, or transfers to or from, the FMA.

                                 EQUI-VEST[SM]
                         PERSONAL RETIREMENT PROGRAMS
                                     AND
                    EMPLOYER SPONSORED RETIREMENT PROGRAMS

                        PROSPECTUS, DATED MAY 1, 1995
                      ---------------------------------
                VARIABLE ANNUITY CONTRACTS FUNDED THROUGH THE
                    INVESTMENT FUNDS OF SEPARATE ACCOUNT A
                                  Issued By:
          The Equitable Life Assurance Society of the United States

This prospectus describes group and individual deferred variable annuity contracts (CONTRACTS) offered by Equitable Life. These EQUI-VEST Contracts are designed for retirement savings and long-range financial planning as part of a retirement savings plan. Contributions accumulate on a Federal income tax-deferred basis, and at a future date you can receive a stream of periodic payments, including a fixed or variable annuity.

EQUI-VEST Personal Retirement Programs include individual retirement annuities (IRAS) and those established through rollovers from tax-favored retirement plans (QP IRAS) as well as non-qualified annuities (NQS).

EQUI-VEST Employer Sponsored Retirement Programs include SEPs, TSAs, EDCs, TRUSTEED and Annuitant Owned HR-10 Plans, as described in this prospectus.

EQUI-VEST offers the investment options (INVESTMENT OPTIONS) listed below except in certain states where all options are not yet available. These Investment Options include the Guaranteed Interest Account, which is part of Equitable Life's general account and pays interest at guaranteed fixed rates, thirteen variable investment funds (INVESTMENT FUNDS) of Separate Account A (SEPARATE ACCOUNT) and each Fixed Maturity Period (FIXED MATURITY PERIOD) in the Fixed Maturity Account.

                             INVESTMENT FUNDS                             OTHER INVESTMENT OPTIONS
------------------------------------------------------------------------  --------------------------------
o Money Market      o Growth & Income       Asset Allocation Series:      o Guaranteed Interest Account
o Intermediate      o Equity Index          o Conservative Investors      o Fixed Maturity Periods with
  Government        o Common Stock          o Balanced                      Expiration Dates 1996
  Securities        o Global                o Growth Investors              through 2005
o Quality Bond      o International
o High Yield        o Aggressive Stock

We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by the separate accounts of insurance companies. The prospectus for the Trust, directly following this prospectus, describes the investment objectives, policies and risks of the Portfolios. Subject to state regulatory requirements, the International Fund will be available on or about September 1, 1995.

Amounts allocated to a Fixed Maturity Period accumulate on a fixed basis and are credited with interest at a rate we set (RATE TO MATURITY) for the entire period. On each business day (BUSINESS DAY) we will determine the Rate to Maturity available for amounts newly allocated to Fixed Maturity Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, terminations and certain other transactions from a Fixed Maturity Period before its expiration date (EXPIRATION DATE). Each Fixed Maturity Period has its own Rates to Maturity. Subject to state regulatory approval, Fixed Maturity Periods will be available on or about June 30, 1995 under certain IRA, QP IRA and NQ Contracts.

This prospectus provides information about EQUI-VEST that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless it is attached to a current prospectus for the Trust, which you should also read carefully.

Registration statements relating to the Separate Account and to interests under the Fixed Maturity Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated May 1, 1995, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to the Processing Office or calling 1-800-628-6673, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 1995                                                           888-1092
-------------------------------------------------------------------------------
                                Copyright 1995
   The Equitable Life Assurance Society of the United States, New York, New
                                 York, 10019.
                             All rights reserved.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1994 is incorporated herein by reference.

   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE
ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 787 Seventh Avenue, New York, New York 10019. Attention: Corporate Secretary (telephone: (212) 554-1234).

PROSPECTUS TABLE OF CONTENTS

GENERAL TERMS                                    PAGE 4

PART 1:SUMMARY                                   PAGE 7
Equitable Life                                        7
Deferred Variable Annuities                           7
Types of Retirement Programs                          7
Investment Options                                    8
Selecting Investment Options                          8
Contributions                                         9
Transfers                                             9
10-Day Free Look                                      9
Services We Provide                                   9
Distribution Options and Death Benefits              10
Withdrawals                                          11
Taxes                                                11
Deductions and Charges                               11
Fee Tables and Examples                              13

PART 2: SEPARATE ACCOUNT A AND
        ITS INVESTMENT FUNDS
                                                PAGE 19
Separate Account A                                   19
The Trust                                            19
The Trust's Investment Adviser                       20
Investment Policies and Objectives of the
  Trust's Portfolios                                 20

PART 3: INVESTMENT PERFORMANCE                  PAGE 22
Creating an Investment Strategy                      22
Long-Term Market Trends                              22
Investment Fund Performance                          24

PART 4: THE GUARANTEED INTEREST ACCOUNT         PAGE 30

PART 5: THE FIXED MATURITY ACCOUNT              PAGE 31

PART 6: PROVISIONS OF THE CONTRACTS             PAGE 34
Selecting Investment Options                         34
Contributions Under the Contracts                    34
Annuity Account Value                                35
Transfers                                            36
Automatic Transfer Options (Investment
  Simplifier)                                        37
Loans (for TSA and Corporate TRUSTEED
  only)                                              38
Assignment and Funding Changes                       39
Partial Withdrawals and Termination                  39
Third Party Transfers or Exchanges                   40
Requirements for Distributions                       40
Distribution Options                                 40
Guaranteed Death Benefit                             42
Your Beneficiary                                     43
Proceeds                                             43
Qualified Plans Designed to Comply With
  Section 404(c) of ERISA                            43
Distribution of These and Other Contracts            44

PART 7: DEDUCTIONS AND CHARGES                  PAGE 45
All Contracts                                        45
 Trust Charges to Portfolios                         45
 State Premium and Other Applicable
   Taxes                                             45
IRA, QP IRA, SEP and NQ Contracts
  (Series 300 and 400 only)                          45
 Charges to Investment Funds                         45
 Annual Administrative Charge                        46
 Contingent Withdrawal Charge                        46
 Allocation of Certain Charges to the
   Fixed Maturity Account                            47
 Charge on Third Party Transfer or
   Exchange                                          47
All EDC, TSA and TRUSTEED Contracts plus
  IRA, QP IRA, SEP and NQ (Series 100 and
  200 only)                                          48
 Limitation on Charges                               48
 Charges to Investment Funds                         48
 Annual Administrative Charge                        48
 Contingent Withdrawal Charge                        49

PART 8:VOTING RIGHTS                            PAGE 52

PART 9:TAX ASPECTS OF THE CONTRACTS             PAGE 53

PART 10:INDEPENDENT ACCOUNTANTS                 PAGE 68

APPENDIX I: AN EXAMPLE OF MARKET VALUE
  ADJUSTMENT                                    PAGE 69

STATEMENT OF ADDITIONAL INFORMATION
 TABLE OF CONTENTS                              PAGE 70

HOW TO OBTAIN THE EQUI-VEST
  STATEMENT OF ADDITIONAL INFORMATION           PAGE 70

GENERAL TERMS

EQUI-VEST is designed as a funding vehicle for either personal or employer sponsored retirement programs. EQUI-VEST may be offered either as an individual Contract or as a group Contract with individual Certificates. The difference is primarily one of state requirements; the basic provisions are the same regardless of group or individual Contract form. Your Contract or Certificate will indicate what form you have. Certain provisions of your Contract may differ depending on the type of program purchased and the state or date of issue. (See Part 1: "Summary" for a description of the types of programs offered.) In this prospectus, we use a "series" number when necessary to differentiate among Contracts. Currently, there are four series of EQUI- VEST Contracts. You can identify the EQUI-VEST series you have by referring to your confirmation notice, or you may contact your agent or call our toll free number. In general, the series designations are:

TSA, SEP, EDC, Annuitant Owned HR-10 and     Series 100
TRUSTEED Contracts issued before July 1, 1995
(date approximate)
IRA, QP IRA and NQ Contracts issued before
January 3, 1994
-----------------------------------------  --------------
TSA, EDC, Annuitant Owned HR-10 and TRUSTEED  Series 200
Contracts issued on or after July 1, 1995 (date
approximate); and SEP Contracts issued on or
after July 1, 1995 (date approximate) and before
November 1, 1995
-----------------------------------------  --------------
IRA, QP IRA and NQ Contracts issued on or after Series 300
January 3, 1994 and before the date Series
400 Contracts became available in a state;
and SEP Contracts issued on or after November
1, 1995
-----------------------------------------  --------------
IRA, QP IRA and NQ Contracts issued in states Series 400
where approved beginning on or about June 30,
1995
-----------------------------------------  --------------

In this prospectus, the terms "we," "our" and "us" mean The Equitable Life Assurance Society of the United States (EQUITABLE LIFE). The terms "you" and "your" refer to the Contract Owner. Some of the terms described below may be called different names as between the Contracts and the Certificates. We have indicated those differences in the following descriptions.

ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund. The "Accumulation Unit Value" is the dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT/PARTICIPANT--We use the term Annuitant in our Contracts and in our Certificates we use the term Participant. In either case, these terms mean the individual who is the measuring life for determining annuity benefits and generally the person who is entitled to receive those benefits. The person may, in certain cases, not be the Contract or Certificate Owner. The Annuitant or Participant will have the right to exercise rights under a Contract or Certificate only if that person is also the Contract or Certificate Owner. Throughout this prospectus, we will use the term "Annuitant" to refer to both Annuitants and Participants.

ANNUITY ACCOUNT VALUE--The sum of the amounts in the Investment Options under your Contract, plus the amount of any loan reserve account (including accrued interest). The sum of the amounts in the Investment Options on any Business Day equals (1) the value of your Investment Funds on that date, (2) the value in the Guaranteed Interest Account on that date plus (3) the sum of your Market Adjusted Amounts in the Fixed Maturity Periods on that date. See "Annuity Account Value" in Part 6.

BUSINESS DAY--Generally, our Business Day is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays and also on Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--The Annuity Account Value minus any applicable withdrawal charges and minus any outstanding loan (including accrued interest).

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT/CERTIFICATE--When EQUI-VEST is offered under a group Contract, the document provided to participating individuals is called a Certificate rather than a Contract. When EQUI-VEST is offered on an individual basis, the document provided is a Contract. Throughout this prospectus, we will use the term "Contract" to refer to both Contracts and Certificates.

CONTRACT DATE/PARTICIPATION DATE--We use the term Contract Date in our Contracts and in our Certificates we use the term Participation Date. In either case, this is the Business Day we receive at our Processing Office, the properly completed and signed application form for your Contract, any other required documentation and a contribution (unless payment is being made through your employer). Throughout this prospectus, we will use the term "Contract Date" to refer to both the Contract Date and Participation Date.

CONTRACT OWNER/CERTIFICATE OWNER--The Annuitant, employer, trustee or other party, whichever owns the Contract or Certificate. References to "Contracts" and "Contract Owners" in this prospectus include the Certificates and their Certificate Owners. Throughout this prospectus, we will use the term "Contract Owner" to refer to both the Contract Owner and Certificate Owner.

CONTRACT YEAR/PARTICIPATION YEAR--We use the term Contract Year in our Contracts and in our Certificates we use the term Participation Year. In either case, this is the 12-month period beginning on either your Contract Date or each anniversary of that date. Throughout this prospectus, we will use the term "Contract Year" to refer to both Contract Year and Participation Year.

CURRENT TOTAL ACCOUNT BALANCE--The sum of the amounts in your Investment Funds and your Guaranteed Interest Account, plus the total Book Value of all of your Fixed Maturity Periods.

EXPIRATION DATE--The date on which a Fixed Maturity Period ends.

FIXED MATURITY ACCOUNT--The Account that contains the Fixed Maturity Periods. The Fixed Maturity Account is referred to as the "Guaranteed Period Account" in the Contracts.

FIXED MATURITY PERIOD (PERIODS)--Any of the periods of time ending on an Expiration Date that are available for investment under the Series 400 Contracts. Fixed Maturity Periods are referred to as "Guarantee Periods" in the Contracts.

GUARANTEED INTEREST ACCOUNT--The Investment Option that pays interest at guaranteed fixed rates and is part of our general account. The Guaranteed Interest Account is referred to as "Guaranteed Interest Division" in the Certificates.

INVESTMENT FUNDS--We use the term Investment Funds in our Contracts and in our Certificates we use the term Investment Divisions. In either case, these are the thirteen variable investment funds of the Separate Account that are listed on the first page of this prospectus. Throughout this prospectus, we will use the term "Investment Funds" to refer to both Investment Funds and Investment Divisions.

INVESTMENT OPTIONS--The choices for investment of contributions: the thirteen Investment Funds, the Guaranteed Interest Account and each available Fixed Maturity Period.

MATURITY AMOUNT--The amount in a Fixed Maturity Period on its Expiration Date. The Maturity Amount is referred to as the "Maturity Value" in the Contracts.

MAXIMUM FUND CHOICE--One of two methods for selecting Investment
Options--Allows the Contract Owner to allocate contributions to any Investment Fund, the Guaranteed Interest Account and (for Owners of Series 400 Contracts only) the Fixed Maturity Account. This election will result in restrictions in the amount you can transfer out of the Guaranteed Interest Account.

MAXIMUM TRANSFER FLEXIBILITY--One of two methods for selecting Investment Options--Allows the Contract Owner to allocate contributions to the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds only and to the Guaranteed Interest Account, with no transfer restrictions in the amount you can transfer out of the Guaranteed Interest Account.

ORIGINAL CONTRACTS--EQUI-VEST Contracts issued in states where the Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, Conservative Investors and Growth Investors Funds have not been approved. Also, Contracts under which the Contract Owner has not elected to add any of the above-listed Investment Funds as Investment Options. These Contracts:

o permit investment in only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Stock Funds and
o   prohibit transfers into the Money Market Fund.

PORTFOLIOS--The portfolios of the Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING OFFICE--The office to which all contributions, written requests or other written communications must be sent. See "Services We Provide" in Part 1.

RATE TO MATURITY--The interest rate established for each Business Day for each Fixed Maturity Period. Rates to Maturity are referred to as "Guaranteed Rates" in the Contracts.

SAI--The EQUI-VEST Statement of Additional Information.

SEPARATE ACCOUNT--Our Separate Account A.

SUCCESSOR ANNUITANT AND OWNER--The individual who upon the death of the Annuitant and Owner succeeds as the Annuitant and Owner of the Contract. You can designate a Successor Annuitant and Owner under Series 300 and 400 Contracts if the following conditions are met: (1) you are both Annuitant and Owner and (2) you name your spouse as the sole beneficiary.

SUCCESSOR OWNER--The individual who upon your death will succeed you as Owner of your Contract. A Successor Owner can be designated under Series 300 and 400 Contracts.

TRANSACTION DATE--The Business Day we receive a contribution or a transaction request providing the information we need at our Processing Office. If your contribution or request is not accompanied by complete information or is mailed to the wrong address, the Transaction Date will be the date we receive such complete information at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day.

TRUST--The Hudson River Trust, a mutual fund in which the assets of Separate Account A are invested.

PART 1: SUMMARY

The following Summary is qualified in its entirety by the terms of the Contracts when issued and the more detailed information appearing elsewhere in the prospectus (see "Prospectus Table of Contents" on page 3). Please be sure to read the prospectus in its entirety.

EQUITABLE LIFE

EQUITABLE LIFE is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 787 Seventh Avenue, New York, New York 10019. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly-owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). The largest stockholder of the Holding Company is AXA, a French insurance holding company. AXA beneficially owns 60.5% of the outstanding shares of common stock of the Holding Company as well as $392.2 million stated value of its issued and outstanding Series E Convertible Preferred Stock. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA is the principal holding company for most of the companies in one of the largest insurance groups in Europe. The majority of AXA's stock is controlled by a group of five French mutual insurance companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $174.5 billion of assets as of December 31, 1994, including pension assets of approximately $128 billion. We are one of the nation's leading pension fund managers. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half the Fortune 100, more than 39,000 small businesses, state and local retirement funds in more than half the 50 states, approximately 225,000 employees of educational and non-profit institutions, as well as nearly 370,000 individuals. Millions of Americans are covered by Equitable Life's annuity, life, health and pension contracts.

DEFERRED VARIABLE ANNUITIES

DEFERRED VARIABLE ANNUITIES are designed for retirement savings and long-range financial planning. Contributions accumulate on a Federal income tax deferred basis and at a future date you can receive a stream of periodic payments. Tax deferral is one of the advantages of an annuity over many other kinds of investments. In addition, annuities offer individuals the opportunity to receive an assured stream of payments for life.

Under Federal tax law, an individual, employer or trustee may, subject to various limits, purchase an annuity to fund a tax-favored retirement program, such as an IRA or qualified retirement plan. In many cases, the individual or employer makes contributions to the tax-favored retirement program with pre-tax dollars. Alternatively, annuities may be purchased with after-tax dollars by individuals who wish to create additional retirement savings.

EQUI-VEST offers a variety of payout options at retirement, including a lump sum. Your Contract combines fixed investment options (the Guaranteed Interest Account and the Fixed Maturity Periods) with variable investment options (the Investment Funds).

TYPES OF RETIREMENT PROGRAMS

EQUI-VEST is designed to meet the retirement savings needs of individuals and businesses:

PERSONAL RETIREMENT PROGRAMS:

o   IRA
    An individual retirement annuity (IRA) for both deductible and non-deductible IRA contributions made by an individual. The Contract Owner must also be the Annuitant.

o   QP IRA
    An IRA for rollover distributions only (QP IRA) (generally from qualified plans or tax-sheltered annuities). The Contract Owner must also be the Annuitant. Unless otherwise noted, all references to IRA include QP IRA.

o   NQ
    An annuity generally for after-tax or non-qualified

    (NQ) dollars contributed by or on behalf of an individual. The Annuitant and Contract Owner need not be the same.

EMPLOYER SPONSORED RETIREMENT PROGRAMS:

o   SEP
    An IRA Contract used to fund a simplified employee pension plan (SEP) sponsored by sole proprietorships, partnerships or corporations. Contributions are made directly by the employer, at the employer's expense or under a salary reduction program (SARSEP) which permits an employer to reduce an employee's salary for the purpose of making contributions. Each individual employee covered by the SEP is the Contract Owner of the IRA set up on his or her behalf and must also be the Annuitant. Unless otherwise noted, all references to SEP Contracts include SARSEP arrangements.

o   UNINCORPORATED TRUSTEED
    Trustee-owned Contracts used to fund qualified defined contribution plans (QUALIFIED PLANS) of employers who are sole proprietorships, partnerships or business trusts. These plans are known as "HR-10" or "Keogh" plans. Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee, who is the Annuitant. We do not act as trustee for these plans, so the employer must select a trustee.

o   PAYROLL DEDUCTION IRA AND NQ
    Contributions are made by the employer on behalf of the employee through a payroll deduction program.

o   TSA
    A Code section 403(b) tax-sheltered annuity (TSA) for public schools and nonprofit entities organized under Code section 501(c)(3). Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee. Each employee is the Contract Owner and must also be the Annuitant.

O   UNIVERSITY TSA
    A TSA originally designed to meet the needs of restricted plans of some universities, this TSA may be used for any TSA plan that prohibits loans and has additional restrictions not found in the basic TSA. Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee. Each employee is the Contract Owner and must also be the Annuitant. Unless otherwise noted, references to TSA Contracts include University TSAs.

o   EDC
    Contracts used to fund Code section 457 employee deferred compensation
    (EDC) plans of state and municipal governments and other tax-exempt organizations. Contributions are made by the employer on behalf of the employee and may be made pursuant to a salary reduction agreement. The employer is the Contract Owner but the employee is the Annuitant. The EDC program currently is not available for state or municipal government plans in Texas.

In the past, EQUI-VEST was available to fund (i) Corporate TRUSTEED plans where the employer was a corporation, and (ii) HR-10 (Keogh) plans where the Contracts were owned by the Annuitants themselves (Annuitant-Owned HR-10), rather than by a trustee. Although we still issue such Corporate TRUSTEED and Annuitant-Owned HR-10 Contracts to employees whose employer's plans enrolled on this basis, plans of this type are no longer available under EQUI-VEST to new employer groups.

Later in this prospectus we refer to program features which are specific to particular types of retirement programs. Under some employer sponsored plans, the availability of certain features may be limited. Employers can provide more detail about such plans.

Only NQ and TRUSTEED Contracts may be sold in Puerto Rico.

INVESTMENT OPTIONS

EQUI-VEST Contracts offer the following Investment Options: The Guaranteed Interest Account, Fixed Maturity Periods maturing in each of calendar years 1996 through 2005 and thirteen Investment Funds (Money Market, Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and the Asset Allocation Series: Conservative Investors, Balanced and Growth Investors). Each Investment Fund invests in shares of a corresponding Portfolio of the Trust. The attached Trust prospectus describes the investment objectives and policies of the Portfolios available to Contract Owners. Subject to state regulatory approval, certain Investment Funds may not be available in all states and the International Fund will be available on or about September 1, 1995. Subject to state regulatory approval, Fixed Maturity Periods will be available on or about June 30, 1995 under Series 400 Contracts.

SELECTING INVESTMENT OPTIONS

On your application, you can choose one of the following two methods for selecting Investment Options:

o Maximum Fund Choice, allowing you to allocate contributions to any Investment Fund, the Guaranteed Interest Account and the Fixed Maturity Periods; however, this election will result in restrictions in the amount you can transfer out of the Guaranteed Interest Account; or

o Maximum Transfer Flexibility, allowing you to allocate contributions only to the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds and the Guaranteed Interest Account; and no transfer restrictions apply.

Subject to state regulatory approval, Fixed Maturity Periods maturing in each of calendar years 1996 through 2005 will be available as Investment Options to owners of Series 400 Contracts on or about June 30, 1995. Contributions (or transfers) may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution (or transfer) to any one Fixed Maturity Period. If you want to invest in Fixed Maturity Periods, you must select Maximum Fund Choice.

For Original Contracts, only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Stock Funds are available unless your Contract has been amended to add more Funds. Contract Owners may request to add additional Funds but we reserve the right to decline such requests.

CONTRIBUTIONS

Generally, contributions may be made at any time: in single sum amounts, on a regular basis or as your financial situation permits. For some types of retirement plans, contributions must be made by the employer. Different minimum contribution limits apply to different EQUI-VEST Contracts.

Contributions are credited as of the Transaction Date. All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. You may instruct us to allocate your contributions to one or several Investment Options. Allocation percentages must be in whole numbers and the sum must equal 100%. Contributions made to an Investment Fund purchase Accumulation Units in that Investment Fund.

TRANSFERS

You may direct us to transfer funds among the Investment Options at any time without tax liability or charge. If you have selected Maximum Fund Choice, however, restrictions will apply to transfers out of the Guaranteed Interest Account. If you have an Original Contract, restrictions will apply to transfers into the Money Market Fund from any of the other Investment Options. Minimum transfer amounts apply.

10-DAY FREE LOOK

You have the right to examine your Contract for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days. This right applies only to the initial owner of a Contract.

For contributions allocated to Investment Funds, your refund will equal those contributions plus or minus any investment gain or loss through the date we receive your Contract at our Processing Office. Certain daily charges will also be automatically deducted. For contributions allocated to the Guaranteed Interest Account, the refund will equal the amount allocated to the Guaranteed Interest Account without interest. For contributions allocated to the Fixed Maturity Account, the refund will equal the amount of your contributions plus any crediting of interest, and plus or minus any market value adjustment. Some states or Federal income tax regulations may require that we calculate the refund differently. We follow these same procedures if you change your mind before a Contract has been issued, but after a contribution has been made.

In certain cases, there may be tax implications to cancelling your Contract during the 10-day free look period.

SERVICES WE PROVIDE

Your Equitable Life Agent can help you with any questions you have about your Contract. In addition, your Contract includes a number of services designed to keep you informed about your Contract.

REGULAR REPORTS

We currently provide written confirmation of every financial transaction.

We provide three additional reports each year:

 o  Annual statement of account

 o  Semi-annual statement of account

 o  Statement as of the last day of the Contract Year

We reserve the right to change the frequency of these reports.

TELEPHONE OPERATED
POLICY SUPPORT (TOPS) SYSTEM

TOPS is designed to provide you with up-to-date information on your Contract via touch-tone telephone. Use TOPS:

o   for current Annuity Account Value;

o   for current allocation percentages;

o   for the number of units held in the Investment Funds under your Contract;
    or

o to change your allocation percentages and transfer money among the Investment Funds and the Guaranteed Interest Account (once a completed form necessary to obtain a special code number has been received at our Processing Office).

We have established procedures that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any action on our part or any failure or omission to act as a result of our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We reserve the right to terminate or modify any telephone or automated transfer/ withdrawal service we provide upon 90 days written notice.

A toll-free number is available, and local TOPS telephone numbers will periodically be provided. TOPS is available between the hours of 8:00 a.m. and 9:00 p.m. Eastern Time, every Business Day. Transfers made after 4:00 p.m. Eastern Time are not processed until the following Business Day.

In certain plans, the use of TOPS may be limited by the plan provisions.

TOLL-FREE TELEPHONE SERVICES

We maintain toll-free numbers for your convenience, as follows:

1-800-841-0801 Daily Unit Value

1-800-628-6673 Customer Service Representatives
(available 9 am-5 pm,
Eastern Time, on each
Business Day)

1-800-755-7777 TOPS

WRITTEN COMMUNICATION

All items received at the proper address prior to 4:00 p.m. Eastern Time on a Business Day will be effective on the same Business Day. Written requests will be processed as of the date a properly completed request is received at our Processing Office.

WHERE TO REACH US

                                                                      CONTRIBUTIONS:
             FOR ALL WRITTEN REQUESTS                                 FOR EDC, TSA, TRUSTEED,
             AND COMMUNICATIONS            CONTRIBUTIONS:             ANNUITANT OWNED HR-10,             LOAN REPAYMENTS:
             (OTHER THAN                   FOR IRA & NQ OWNERS        SEP AND IRA AND NQ WHEN            FOR TSA AND CORPORATE
             CONTRIBUTIONS AND             WHO CONTRIBUTE             CONTRIBUTIONS ARE REMITTED         TRUSTEED
             LOAN REPAYMENTS)              INDIVIDUALLY               BY THE EMPLOYER                    LOAN REPAYMENTS
-----------  ----------------------------  -------------------------  ---------------------------------  ----------------------
Regular      Individual Annuity            Equitable Life             Equitable Life                     Equitable Life Loan
 Mail         Center                       EQUI-VEST Individual       EQUI-VEST Unit Annuity              Repayment IAC Lockbox
             Equitable Life                 Annuity Collections        Collections                       Post Office Box 13496
             Post Office Box 2996          Post Office Box 13459      Post Office Box 13463              Newark, NJ 07188-0496
             New York,                     Newark, NJ 07188-0459      Newark, NJ 07188-0463
             NY 10116-2996

Express      Individual Annuity            Equitable Life             Equitable Life                                  N/A
 Mail         Center                       c/o First Chicago          c/o First Chicago National
             Equitable Life                National Processing         Processing Center
             Two Penn Plaza, 5-F            Center                    300 Harmon Meadow
             New York, NY 10121            300 Harmon Meadow           Boulevard, 3rd Floor
                                            Boulevard,                Attn: Box 13463
                                           3rd Floor                  Secaucus, NJ 07094
                                           Attn: Box 13459
                                           Secaucus, NJ 07094
-----------  ----------------------------  -------------------------  ---------------------------------  --------------------------

DISTRIBUTION OPTIONS AND
DEATH BENEFITS

EQUI-VEST Contracts provide for several different types of distribution options, including:

o   fixed and variable annuities;

o   lump sum payments;

o   partial withdrawals;

o our Systematic Withdrawal option (not available for amounts allocated to the Fixed Maturity Account); and

o   our Automatic Withdrawal option.

If the Annuitant dies before an annuity payout begins, EQUI-VEST provides a death benefit. The beneficiary will be paid the greater of the Annuity Account Value minus any outstanding loan balance (including accrued interest) or the minimum death benefit. The minimum death benefit will not be less than the total contributions adjusted for total with- drawals and any applicable taxes, and less any outstanding loan balance (including accrued interest).

WITHDRAWALS

Withdrawals may be subject to income tax. Also as a deterrent to premature withdrawal (generally prior to age 59 1/2 ), the Code provides certain penalties and restrictions for early withdrawals.

Subject to these rules, you may withdraw funds from your Contract any time, in any amount not less than $300 (or your Annuity Account Value, if less) by completing and submitting a Request for Disbursement form. This form is available from your Agent or from our Processing Office. Withdrawals may be subject to a contingent withdrawal charge and withdrawals from Fixed Maturity Periods prior to their Expiration Dates will result in a market value adjustment.

TAXES

Generally, any increase in the value of contributions made to the Contract will not be included in taxable income until distributions are made from the Contract (or, for EDC plans, when the funds are made available to individuals).

DEDUCTIONS AND CHARGES

Keep in mind that your Contract is designed for retirement savings and long-range financial planning; certain charges will not apply unless you make early withdrawals from your Contract.

Following is a summary of the different types of deductions and charges which may be applicable to your Contract.

O CHARGE TO INVESTMENT FUNDS--We make a daily charge for certain expenses of the Contract. It covers death benefits, mortality risks, expenses and expense risks. The daily Accumulation Unit Value is quoted net of these charges. These charges will vary by Contract, and are at a maximum of 1.35% (effective annual rate) for the Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, International, Aggressive Stock, Conservative Investors and Growth Investors Funds and 1.49% (effective annual rate) for the Money Market, Common Stock and Balanced Funds. Further, Series 100 and 200 Contracts impose an overall limit of 1.75% on total Separate Account and Trust expenses for the Money Market, Common Stock, Aggressive Stock and Balanced Funds.

O TRUST CHARGES TO PORTFOLIOS--Investment advisory fees and other expenses of the Trust are charged daily against the Trust's assets. These charges are reflected in the Portfolio's daily share price and in the daily Accumulation Unit Value for the Investment Funds.

O ANNUAL ADMINISTRATIVE CHARGE--Deducted each Contract Year from your Annuity Account Value in the Investment Funds, the Guaranteed Interest Account and in certain cases from the Fixed Maturity Periods. The annual administrative charge is currently at a maximum of $30 annually but may be less under different Contracts.

O STATE PREMIUM AND OTHER APPLICABLE TAXES-- Generally, charges for state premium taxes and other applicable state and local taxes, if any, are deducted when an annuity payment option is elected. The current premium tax charge that might be imposed in your state ranges from 0% to 3.5%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

O CONTINGENT WITHDRAWAL CHARGE--If you terminate your Contract or make a partial withdrawal, your Annuity Account Value may be subject to a contingent withdrawal charge that will be used to cover sales and promotional expenses that relate to the Contracts. This charge will not exceed 6% of the amount withdrawn. The amount withdrawn includes the amount you request and the withdrawal charge. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge.

O CHARGE ON THIRD PARTY TRANSFER OR EXCHANGE--You may instruct us to make a direct transfer to a third party of amounts under your Contract, or request that your Contract be exchanged for another contract or certificate issued by another carrier. Certain Contracts permit us to deduct from the Annuity Account Value a charge of $25 per occurrence for such transfers or exchanges.

FEE TABLES AND EXAMPLES

The Contracts differ in terms of the fees that may be charged. One of the following three Tables will apply to your Contract. These Tables, and the related Examples, will assist you in understanding the various costs and expenses under your Contract so that you may compare them with other products. The Tables reflect expenses of both the Separate Account and the Trust for the year ended December 31, 1994.

As explained in Parts 4 and 5, the Guaranteed Interest Account and the Fixed Maturity Account are not a part of the Separate Account and are not covered by the Tables and Examples. The only expenses shown in the Tables which apply to the Guaranteed Interest Account and the Fixed Maturity Account are the Contingent Withdrawal Charge, the Annual Administrative Charge and the Third Party Transfer or Exchange Fee, if applicable. Also see "Income Annuity Distribution Options" in Part 6 for a description of charges under income annuities.

Certain expenses and fees shown in these Tables may not apply to your Contract. To determine whether a particular item in a Table applies (and the actual amount, if any) consult the section of the prospectus for your Contract series indicated in the notes to the Table. A charge for applicable state or local taxes may be deducted from contributions in some states. See "State Premium and Other Applicable Taxes" in Part 7.

TABLE 1: SERIES 100

Description of Expenses
 CONTRACT OWNER TRANSACTION EXPENSES
  SALES LOAD ON PURCHASES ................... NONE
  MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .. 6%
  MAXIMUM ANNUAL ADMINISTRATIVE CHARGE (2) .. $30

                                                   INTERMEDIATE
                                        MONEY       GOVERNMENT     QUALITY                  GROWTH &    EQUITY
                                        MARKET      SECURITIES      BOND      HIGH YIELD     INCOME     INDEX
                                     ----------  --------------  ---------  ------------  ----------  --------
MAXIMUM SEPARATE ACCOUNT AND TRUST
 ANNUAL EXPENSE (3)                      1.75%          N/A         N/A          N/A          N/A        N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees        .65%          .50%         .50%         .50%         .50%       .50%
   Other Expenses                         .84%          .84%         .84%         .84%         .84%       .84%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Separate Account Annual
     Expenses                            1.49%(3)      1.34%        1.34%        1.34%        1.34%      1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees               .40%          .50%         .55%         .55%         .55%       .35%
   Other Expenses                         .02%          .06%         .04%         .06%         .23%       .14%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Trust Annual Expenses (5)       .42%(3)       .56%         .59%         .61%         .78%       .49%

                                        COMMON                                AGGRESSIVE    CONSERVATIVE                 GROWTH
                                        STOCK      GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
                                        ----------  --------  ---------------  ------------  ------------   --------    ---------

MAXIMUM SEPARATE ACCOUNT AND
 TRUST ANNUAL EXPENSE (3)                1.75%      N/A          N/A             1.75%          N/A           1.75%       N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees        .65%       .50%         .50%            .50%           .50%          .65%        .50%
   Other Expenses                         .84%       .84%         .84%            .84%           .84%          .84%        .84%
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------

    Total Separate Account Annual
     Expenses                            1.49%(3)   1.34%        1.34%           1.34%(3)       1.34%         1.49%(3)    1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees               .36%       .54%         .90%            .47%           .55%          .37%        .54%
   Other Expenses                         .02%       .15%         .41%            .02%           .04%          .02%        .05%
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------

    Total Trust Annual Expenses (5)       .38%(3)    .69%        1.31%            .49%(3)        .59%          .39%(3)     .59%

TABLE 2: SERIES 200

Description of Expenses

 CONTRACT OWNER TRANSACTION EXPENSES
  SALES LOAD ON PURCHASES ................... NONE
  MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .. 6%
  MAXIMUM ANNUAL ADMINISTRATIVE CHARGE (2) .. $30

                                                   INTERMEDIATE
                                        MONEY       GOVERNMENT     QUALITY                  GROWTH &    EQUITY
                                        MARKET      SECURITIES      BOND      HIGH YIELD     INCOME     INDEX
                                     ----------  --------------  ---------  ------------  ----------  --------
MAXIMUM SEPARATE ACCOUNT AND TRUST
 ANNUAL EXPENSE (3)                      1.75%         N/A          N/A          N/A          N/A        N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees       1.15%         1.09%        1.09%        1.09%        1.09%      1.09%
   Other Expenses                         .25%          .25%         .25%         .25%         .25%       .25%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Separate Account Annual
     Expenses                            1.40%(3)      1.34%        1.34%        1.34%        1.34%      1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees               .40%          .50%         .55%         .55%         .55%       .35%
   Other Expenses                         .02%          .06%         .04%         .06%         .23%       .14%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Trust Annual Expenses (5)       .42%(3)       .56%         .59%         .61%         .78%       .49%





                                        COMMON                                AGGRESSIVE    CONSERVATIVE                 GROWTH
                                        STOCK      GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS

                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------

  MAXIMUM SEPARATE ACCOUNT AND
   TRUST ANNUAL EXPENSE (3)              1.75%      N/A          N/A             1.75%          N/A           1.75%       N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees       1.15%      1.09%        1.09%           1.09%          1.09%        .1.15        1.09%
   Other Expenses                         .25%       .25%         .25%            .25%           .25%          .25%        .25%
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------

    Total Separate Account Annual
     Expenses                            1.40%(3)   1.34%        1.34%           1.34%(3)       1.34%         1.40%(3)    1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees               .36%       .54%         .90%            .47%           .55%          .37%        .54%
   Other Expenses                         .02%       .15%         .41%            .02%           .04%          .02%        .05%
                                     ----------  --------  ---------------  ------------  --------------  ----------  -----------

    Total Trust Annual Expenses (5)       .38%(3)    .69%        1.31%            .49%(3)        .59%          .39%(3)     .59%

---------------
Notes:

(1) The contingent withdrawal charge is a percentage of specified contributions or amounts withdrawn, depending on the Contract. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 7.
(2) Many Contracts are exempt from this charge. The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value. See "Annual Administrative Charge" in Part 7.
(3) The amounts shown in the Table under "Separate Account Annual Expenses" and "Trust Annual Expenses," when added together, are not permitted to exceed a total annual rate of 1.75% of the value of the assets held in the Money Market, Common Stock, Aggressive Stock and Balanced Funds. For Series 100 Contracts, without this expense limitation, total Separate Account Annual Expenses plus Trust Annual Expenses for 1994 would have been 1.91%, 1.87%, 1.83%, and 1.88% for the Money Market, Common Stock, Aggressive Stock and Balanced Funds, respectively. For Series 200 Contracts, without this expense limitation, total Separate Account Annual Expenses plus Trust Annual Expenses for 1994 would have been 1.82%, 1.78%, 1.83%, and 1.79% for the Money Market, Common Stock, Aggressive Stock and Balanced Funds, respectively. See "Limitation on Charges" in
    Part 7.
(4) Separate Account and Trust expenses are shown as a percentage of each Investment Fund's or Portfolio's average value. "Mortality and Expense Risks Fees" includes death benefit charges. "Other Expenses" under "Separate Account Annual Expenses" includes financial accounting expenses. See "Limitation on Charges," "Charges to Investment Funds" and "Trust Charges to Portfolios" in Part 7.
(5) Expenses shown for all Portfolios except the International Portfolio are for the fiscal year ended December 31, 1994. The amount shown for the International Portfolio, which was established on April 3, 1995 and will be offered under the Contracts on or about September 1, 1995, is an estimate. The amount shown for the Equity Index
    Portfolio, which was established on March 1, 1994, is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective
    Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Trust expenses are shown as a percentage of each Portfolio's average value. See
    "Trust Charges to Portfolios" in Part 7.

EXAMPLES: SERIES 100 AND 200

  For each type of Series 100 and 200 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and non-surrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed and a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under these Contracts.

  These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

 IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

 For IRA (including certain QP IRA(2)), SEP, EDC, TSA and Participant-Owned HR-10 Contracts:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------  ---------  ---------  ----------
    Money Market                          $81.37    $126.09    $166.60    $260.97
    Intermediate Government Securities     82.85     130.55     174.13     276.74
    Quality Bond                           83.15     131.44     175.63     279.87
    High Yield                             83.34     132.04     176.63     281.95
    Growth & Income                        85.02     137.07     185.09     299.44
    Equity Index                           82.16     128.47     170.62     269.41
    Common Stock                           81.37     126.09     166.60     260.97
    Global                                 84.13     134.41     180.62     290.22
    International                          90.24     152.65     211.06     352.09
    Aggressive Stock                       81.37     126.09     166.60     260.97
    Asset Allocation Series:
      Conservative Investors               83.15     131.44     175.63     279.87
      Balanced                             81.37     126.09     166.60     260.97
      Growth Investors                     83.15     131.44     175.63     279.87
 FOR QP IRA CONTRACTS:(3)
                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------  ---------  ---------  ----------
    Money Market                          $75.19    $119.52    $166.60    $260.97
    Intermediate Government Securities     76.68     124.02     174.13     276.74
    Quality Bond                           76.98     124.91     175.63     279.87
    High Yield                             77.17     125.51     176.63     281.95
    Growth & Income                        78.86     130.58     185.09     299.44
    Equity Index                           75.98     121.92     170.62     269.41
    Common Stock                           75.19     119.52     166.60     260.97
    Global                                 77.97     127.90     180.62     290.22
    International                          84.12     146.27     211.06     352.09
    Aggressive Stock                       75.19     119.52     166.60     260.97
    Asset Allocation Series:
      Conservative Investors               76.98     124.91     175.63     279.87
      Balanced                             75.19     119.52     166.60     260.97
      Growth Investors                     76.98     124.91     175.63     279.87
 FOR TRUSTEED AND NQ CONTRACTS:
                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------  ---------  ---------  ----------
       Money Market                       $75.19    $119.52    $163.86    $224.53
       Intermediate Government
         Securities                        76.68     124.02     171.87     240.85
       Quality Bond                        76.98     124.91     173.46     244.08
       High Yield                          77.17     125.51     174.53     246.24
       Growth & Income                     78.86     130.58     183.52     264.35
       Equity Index                        75.98     121.92     168.14     233.26
       Common Stock                        75.19     119.52     163.86     224.53
       Global                              77.97     127.90     178.77     254.80
       International                       84.12     146.27     211.06     318.84
       Aggressive Stock                    75.19     119.52     163.86     224.53
       Asset Allocation Series:
           Conservative Investors          76.98     124.91     173.46     244.08
           Balanced                        75.19     119.52     163.86     224.53
           Growth Investors                76.98     124.91     173.46     244.08

 IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

 FOR ALL SERIES 100 AND 200 CONTRACTS:

                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    --------  ---------  ---------  ----------
       Money Market                   $19.54    $60.44     $103.86    $224.53
       Intermediate Government
         Securities                    21.12     65.20      111.87     240.85
       Quality Bond                    21.43     66.15      113.46     244.08
       High Yield                      21.64     66.79      114.53     246.24
       Growth & Income                 23.43     72.16      123.52     264.35
       Equity Index                    20.38     62.98      108.14     233.26
       Common Stock                    19.54     60.44      103.86     224.53
       Global                          22.48     69.32      118.77     254.80
       International                   28.98     88.79      151.14     318.84
       Aggressive Stock                19.54     60.44      103.86     224.53
       Asset Allocation Series:
           Conservative Investors      21.43     66.15      113.46     244.08
           Balanced                    19.54     60.44      103.86     224.53
           Growth Investors            21.43     66.15      113.46     244.08

---------------
(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

(2) These expenses also apply to a Series 100 or 200 QP IRA purchased in a state where group Contracts are issued.

(3) These expenses apply only to a Series 100 or 200 QP IRA purchased in a state where individual Contracts are issued.

TABLE 3: SERIES 300 AND 400

 Description of Expenses
--------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES
  SALES LOAD ON PURCHASES ........................................... NONE
  MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .......................... 6%
  MAXIMUM/CURRENT ANNUAL ADMINISTRATIVE CHARGE (2) .................. $65/30
  MAXIMUM/CURRENT THIRD PARTY TRANSFER OR EXCHANGE FEE (3) .......... $65/25 PER OCCURRENCE
SEPARATE ACCOUNT ANNUAL EXPENSES
  Mortality and Expense Risk Fees (including Death Benefit Charges) . 1.10%
  Other Expenses (4) ................................................  .25%
                                                                      -----
   Total Separate Account Annual Expenses (5) ....................... 1.35%
                                                                      =====

                                                     INTERMEDIATE
                                         MONEY        GOVERNMENT       QUALITY      HIGH       GROWTH &      EQUITY
                                         MARKET       SECURITIES        BOND        YIELD       INCOME       INDEX
                                      ----------  ----------------  -----------  ---------  ------------  ----------
TRUST ANNUAL EXPENSES:
  Investment Advisory Fees                .40%           .50%            .55%        .55%        .55%         .35%
  Other Expenses                          .02%           .06%            .04%        .06%        .23%         .14%
                                      ----------  ----------------  -----------  ---------  ------------  ----------
   Total Trust Annual Expenses (6)        .42%           .56%            .59%        .61%        .78%         .49%
                                      ==========  ================  ===========  =========  ============  ==========

                              COMMON                             AGGRESSIVE      CONSERVATIVE                        GROWTH
                              STOCK     GLOBAL    INTERNATIONAL     STOCK          INVESTORS        BALANCED         INVESTORS
                             --------  --------  --------------  -----------  ----------------  ------------     -------------
TRUST ANNUAL EXPENSES:
 Investment Advisory Fees     .36%      .54%         .90%          .47%             .55%            .37%              .54%
 Other Expenses               .02%      .15%         .41%          .02%             .04%            .02%              .05%
                             --------  --------  --------------  -----------  ----------------  ------------     -------------
  Total Trust Annual
   Expenses (6)               .38%      .69%        1.31%          .49%             .59%            .39%              .59%
                             ========  ========  ==============  ===========  ================  ============     =============

---------------
Notes:
(1) The contingent withdrawal charge is a percentage of specified contributions. See "Contingent Withdrawal Charge" in Part 7. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge.
(2) The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value (adjusted to include any withdrawals made during that year) during the first two Contract Years; and $30 for each Contract Year thereafter. See "Annual Administrative Charge" in Part 7. We reserve the right to increase this fee in the future if our administrative costs increase, but such fee may not exceed an annual maximum of $65, subject to applicable law.
(3) There is a Third Party Transfer or Exchange Fee of $25 per occurrence. We reserve the right to increase this fee in the future, but such fee may not exceed a maximum of $65 per occurrence, subject to applicable law.
(4) For a limited period of time, we will charge .24% against the assets of the Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, International, Conservative Investors and Growth Investors Funds for expenses.
(5) The amounts shown in the Table under "Separate Account Annual Expenses" are not permitted to exceed a total annual rate of 1.35% of the value of the assets held in the Investment Funds. Separate Account expenses are shown as a percentage of each Investment Fund's average value. See "Limitation on Charges" in Part 7.
(6) Expenses shown for all Portfolios except the International Portfolio are for the fiscal year ended December 31, 1994. The amount shown for the International Portfolio, which was established on April 3, 1995 and will be offered under the Contracts on or about September 1, 1995, is an estimate. The amount shown for the Equity Index Portfolio, which was established on March 1, 1994, is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective
    Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Trust expenses are shown as a percentage of each Portfolio's average value. See
    "Trust Charges to Portfolios" in Part 7.

EXAMPLES: SERIES 300 AND 400

  For each type of Series 300 and 400 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and non-surrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed, a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under these Contracts.

  These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

 IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    --------  ---------  ---------  ----------
        Money Market                $75.39    $120.12    $164.93    $226.72
        Intermediate Government
         Securities                  76.68     124.02     171.87     240.85
        Quality Bond                 76.98     124.91     173.46     244.08
        High Yield                   77.17     125.51     174.53     246.24
        Growth & Income              78.86     130.58     183.52     264.35
        Equity Index                 75.98     121.92     168.14     233.26
        Common Stock                 74.99     118.92     162.79     222.33
        Global                       77.97     127.90     178.77     254.80
        International                84.12     146.27     211.06     318.84
        Aggressive Stock             76.08     122.22     168.67     234.35
        Asset Allocation Series:
          Conservative Investors    $76.98    $124.91    $173.46    $244.08
          Balanced                   75.09     119.22     163.32     223.43
          Growth Investors           76.98     124.91     173.46     244.08

 IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE
 EXPENSE WOULD BE:
                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    --------  ---------  ---------  ----------
        Money Market                $19.75    $ 61.07    $104.93    $226.72
        Intermediate Government
         Securities                  21.12      65.20     111.87     240.85
        Quality Bond                 21.43      66.15     113.46     244.08
        High Yield                   21.64      66.79     114.53     246.24
        Growth & Income              23.43      72.16     123.52     264.35
        Equity Index                 20.38      62.98     108.14     233.26
        Common Stock                 19.33      59.80     102.79     222.33
        Global                       22.48      69.32     118.77     254.80
        International                28.98      88.79     151.14     318.84
        Aggressive Stock             20.49      63.30     108.67     234.35
        Asset Allocation Series:
           Conservative Investors   $21.43    $ 66.15    $113.46    $244.08
           Balanced                  19.44      60.12     103.32     223.43
           Growth Investors          21.43      66.15     113.46     244.08

---------------
(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20, we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

PART 2: SEPARATE ACCOUNT A AND
ITS INVESTMENT FUNDS

SEPARATE ACCOUNT A

Separate Account A is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of the Trust. You may allocate some or all contributions among the Investment Funds.

The assets of the Separate Account are our property. As a separate account under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the contracts will not be chargeable with liabilities arising out of any other business we may conduct. Accordingly, income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We are the issuer of the contracts, and the obligations set forth in the contracts (other than those of Annuitants or Contract Owners) are our obligations.

In addition to contributions made under your contracts, we may allocate to the Separate Account monies received under other annuity contracts, certificates or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Contracts or to other contracts, certificates or agreements, or we may transfer them to our general account.

We reserve the right, subject to compliance with applicable law, including approval of Contract Owners if required, (1) to add new Investment Funds (or sub-divisions of Investment Funds) to, or remove Investment Funds (or sub-divisions of Investment Funds) from, the Separate Account, (2) to combine any two or more Investment Funds or sub-divisions thereof, (3) to transfer assets determined by us to be the proportionate share of the class to which the contracts belong from any of the Investment Funds to another Investment Fund by withdrawing the same percentage of each investment in that Investment Fund with appropriate adjustments to avoid odd lots and fractions, (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act (which may be directed by a committee which may be composed of a majority of persons who are "interested persons" of Equitable Life under the 1940 Act, which committee may be discharged by us at any time) or in any other form permitted by law, including a form that allows us to make direct investments, (5) to deregister the Separate Account under the 1940 Act, (6) to cause one or more Investment Funds to invest in a mutual fund other than or in addition to the Trust, (7) to discontinue the sale of contracts, (8) to terminate any employer or plan trustee agreement pursuant to its terms and (9) to restrict or eliminate any voting rights of Contract Owners or other people who have voting rights that affect the Separate Account.

If any changes are made that result in a material change in the underlying investments of an Investment Fund, Contract Owners will be notified. We may make other changes in the contracts that do not reduce any Cash Value, annuity benefit, Annuity Account Value or other accrued rights or benefits.





THE TRUST

The Trust is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to the Trust are reinvested in full and fractional shares of the Portfolio to which they relate.

More detailed information about the Trust, its investment objectives, policies, restrictions, risks, expenses and all other aspects of its operations, appears in its prospectus, or in its statement of additional information.

THE TRUST'S INVESTMENT ADVISER

The Trust is advised by Alliance Capital Management LP (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable Life. On December 31, 1994, Alliance was managing over $121 billion in assets. Alliance acts as investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowments funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic, international and global markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs 179 investment professionals, including 81 research analysts. Portfolio managers have average investment experience of more than 16 years.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trust's Portfolios are as follows:

      PORTFOLIO                         INVESTMENT POLICY                                     OBJECTIVE
--------------------     ----------------------------------------------      -------------------------------------------
Money Market ........    Primarily high quality short-term money market      High level of current income while
                         instruments                                         preserving assets and maintaining liquidity

Intermediate ........    Primarily debt securities issued or                 High current income consistent with
Government               guaranteed by the U.S. Government, its              relative stability of principal
Securities               agencies and instrumentalities. Each
                         investment will have a final maturity of not
                         more than 10 years or a duration not exceeding
                         that of a 10-year Treasury note

Quality Bond ........    Primarily investment grade fixed income             High current income consistent with
                         securities                                          preservation of capital

High Yield ..........    Primarily a diversified mix of high yield,          High return by maximizing current income
                         fixed-income securities involving greater           and, to the extent consistent with that
                         volatility of price and risk of principal and       objective, capital appreciation
                         income than high quality fixed- income
                         securities. The medium and lower quality debt
                         securities in which the Portfolio may invest
                         are known as "junk bonds"

Growth & ............    Primarily income producing common                   High total return through a combination
Income                   stocks and securities convertible into common       of current income and capital appreciation
                         stocks

Equity Index ........    Selected securities in the S&P 500 Index (the       Total return performance (before trust
                         "Index") which the advisor believes will, in        expenses) that approximates the investment
                         the aggregate, approximate the performance          performance of the Index (including
                         results of the Index                                reinvestment of dividends) at risk level
                                                                             consistent with that of the Index

      PORTFOLIO                         INVESTMENT POLICY                                     OBJECTIVE
--------------------     ----------------------------------------------      -------------------------------------------
Common Stock ........    Primarily common stock and other equity- type       Long-term growth of capital and
                         instruments                                         increasing income

Global ..............    Primarily equity securities of non-United           Long-term growth of capital
                         States as well as United States companies

International* ......    Primarily equity securities selected                Long-term growth of capital
                         principally to permit participation in
                         non-United States companies with prospects for
                         growth

Aggressive Stock  ...    Primarily common stocks and other equity-type       Long-term growth of capital
                         securities issued by medium and other smaller
                         sized companies with strong growth potential

Asset Allocation Series:
Conservative             Diversified mix of publicly-traded, fixed-           High total return without, in the
 Investors ..........    income and equity securities; asset mix and          Adviser's opinion, undue risk to
                         security selection are primarily based upon          principal
                         factors expected to reduce risk. The Portfolio
                         is generally expected to hold approximately
                         70% of its assets in fixed income securities
                         and 30% in equity securities.

Balanced ............    Primarily common stocks, publicly-traded debt       High return through a combination of
                         securities and high quality money market            current income and capital appreciation
                         instruments. The Portfolio is generally
                         expected to hold 50% of its assets in equity
                         securities and 50% in fixed income securities.

Growth Investors  ...    Diversified mix of publicly-traded, fixed-           High total return consistent with the
                         income and equity securities; asset mix and          adviser's determination of reasonable
                         security selection based upon factors expected       risk
                         to increase possibility of high long-term
                         return. The Portfolio is generally expected to
                         hold approximately 70% of its assets in equity
                         securities and 30% in fixed income securities.

---------------
   * The International Portfolio was established on April 3, 1995 and will become available under EQUI-VEST Contracts on or about September 1, 1995.

PART 3: INVESTMENT PERFORMANCE

CREATING AN INVESTMENT STRATEGY

Whether you participate in a personal or employer sponsored retirement program, EQUI-VEST provides the flexibility to create a personalized retirement savings investment strategy using different Investment Options. Thirteen of these Investment Options are Investment Funds of the Separate Account. The Separate Account invests in the Trust, a mutual fund. The Portfolios of the Trust invest in a wide range of financial instruments, including stocks, corporate and government bonds and U.S. Treasury Bills. See "Part 2: Separate Account A and its Investment Funds" for a summary of the investment strategies of the various Portfolios. For more detailed information, see the Trust prospectus, which is in the second part of this booklet.

This section is designed to help show how different savings strategies may affect long-term rates of return and to provide you with information on the actual performance of the Investment Funds. See "Part 4: The Guaranteed Interest Account" for information on the Guaranteed Interest Account, and "Part 5: The Fixed Maturity Account" for information on Fixed Maturity Periods.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of personal financial needs (e.g., the length of time until retirement, financial requirements at retirement), you may be able to better determine how to allocate your contributions among the available Investment Options.

Historically, the long-term investment performance of common stocks has generally been superior to that of long- or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

                   GROWTH OF $1 INVESTED ON JANUARY 1, 1954
                     (VALUES ARE AS OF LAST BUSINESS DAY)

                                [GRAPH TO COME]


Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks.

The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1994.

                   GROWTH OF $1 INVESTED ON JANUARY 1, 1990
                     (VALUES ARE AS OF LAST BUSINESS DAY)

[GRAPH TO COME]

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1994 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Investment Funds. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of the Investment Funds (which reflect the Trust and Separate Account charges), see "Investment Funds Performance" in the following section.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                           LONG-TERM    INTERMEDIATE-
  FOR THE FOLLOWING PERIODS      COMMON     LONG-TERM      CORPORATE     TERM GOV'T.     U.S. TREASURY     CONSUMER
       ENDING 12/31/94:          STOCKS    GOV'T. BONDS      BONDS          BONDS            BILLS        PRICE INDEX
-----------------------------  --------  --------------  -----------  ---------------  ---------------  -------------
 1 Year                           1.31%       (7.77)%        (5.76)%        (5.14)%          3.90%           2.78%
 3 Years                          6.26         5.62           5.28           4.19            3.43            2.81
 5 Years                          8.69         8.34           8.36           7.46            4.73            3.51
10 Years                         14.40        11.86          11.57           9.40            5.76            3.59
20 Years                         14.58         9.42          10.00           9.25            7.29            5.45
30 Years                          9.95         6.96           7.31           7.84            6.66            5.36
40 Years                         10.66         5.62           6.14           6.58            5.63            4.40
50 Years                         11.92         4.99           5.34           5.59            4.69            4.35
60 Years                         11.48         4.81           5.21           5.19            3.92            4.10
Since 12/31/26                   10.19         4.83           5.41           5.09            3.69            3.13
Inflation adjusted since 1926     6.85         1.65           2.22           1.91            0.55              --

SOURCE: Stocks, Bonds, Bills, and Inflation 1995 Yearbook(Trademark), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1994, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1994; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U.S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

INVESTMENT FUND PERFORMANCE

In order to help show how the actual performance of the Investment Funds has affected Annuity Account Values, the following tables provide a historical view of investment performance. The information presented includes performance results for each Investment Fund (other than the International Fund which will be offered under these Contracts on or about September 1,
1995) along with data representing unmanaged market indices and similarly managed funds.

Performance data for the Money Market, Balanced, Common Stock and Aggressive Stock Funds shown in this section include periods prior to December 18, 1987, when EQUI-VEST was funded by four predecessor separate accounts. The "since inception" figures are based on the date of inception of the predecessor separate account. Also, the performance data shown from December 18, 1987 through December 31, 1990 reflects the investment results of The Equitable Trust, which was replaced by the Trust on September 6, 1991. The investment objectives and policies of the Portfolios are substantially similar to those of the corresponding portfolios of The Equitable Trust. At all times, Equitable Life and/or one of its subsidiaries has served as the investment adviser to the predecessor separate accounts, The Equitable Trust and the Trust. Performance data for the remaining Investment Funds reflect (i) the investment results of the corresponding Portfolios of the Trust from the date of inception of those Portfolios, (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio and (iii) the Separate Account asset charges.

The performance for all periods has been adjusted to reflect the Separate Account asset charges as well as the Trust expenses.

Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and Accumulation Units may be worth more or less than the original cost when redeemed. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Contract.

HOW PERFORMANCE DATA ARE PRESENTED

The tables on the following pages compare annualized rates of return for each Investment Fund (other than the International Fund) along with appropriate benchmarks. These performance results are based on the change in the accumulation unit value for each Investment Fund for the periods shown.

Investment results in these tables are net of all charges and expenses assessed against the Investment Funds (including investment advisory fees and the direct operating expenses of the Trust and the expenses of the Contracts) but excluding the annual administrative charge and any withdrawal charges which would also reduce the actual return. There are variations in the fees and charges among the Contracts offered in EQUI-VEST. The rates of return shown reflect the highest charges that are currently being assessed. The tables under "Standardized Computation of Performance" in the next Section show performance results after giving effect to all charges including the annual administrative charge and the contingent withdrawal charge.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio manager is likely to make selections.

INCEPTION DATES AND COMPARATIVE
BENCHMARKS

MONEY MARKET: May 11, 1982; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index (Lehman Intermediate Government).

QUALITY BOND: October 1, 1993; Lehman Aggregate Bond Index (Lehman
Aggregate).

HIGH YIELD: January 2, 1987; Merrill Lynch Master High Yield Index (Master High Yield).

GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index (including reinvested dividends) (S&P 500) and 25% Value Line Convertible Index (75% S&P 500/25% Value Line Conv.).

EQUITY INDEX: March 1, 1994; Standard & Poor's 500 Index (S&P 500) which includes reinvested dividends.

COMMON STOCK: August 1, 1968; Standard & Poor's 500 Index (S&P 500) which includes reinvested dividends.

GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).

INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE). (This Fund is to be offered under these Contracts on or about September 1, 1995.)

AGGRESSIVE STOCK: May 1, 1984; 50% S&P 500 and 50% National Association of Securities Dealers Automated Quotation System Composite (50% S&P 500/50% NASDAQ).

CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500 (70% Lehman Treas./30% S&P 500).

BALANCED: May 1, 1984; 50% S&P 500 and 50% Lehman Government/Corporate Bond Index (50% S&P 500/50% Lehman Corp.).

GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500 (30% Lehman Treas./70% S&P 500).

The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity and variable life products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating and asset-based charges applicable under insurance policies or annuity contracts. Lipper data provide a more accurate picture than market indices of EQUI-VEST performance relative to other annuity products.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1994:

                                                                                               SINCE
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS    20 YEARS    INCEPTION
                                   --------  ---------  ---------  ----------  ----------  -----------
MONEY MARKET                          2.62%      2.12%      3.57%      4.87%         --         5.74%
 Lipper Money Market                  2.62       2.15       3.56       4.94          --         5.94
 3-Month T-Bill                       4.22       3.63       4.90       5.98          --         6.75
INTERMEDIATE GOVERNMENT
SECURITIES                           (5.65)      2.35         --         --          --         4.73
 Lipper U.S. Government              (4.94)      2.87         --         --          --         5.57
 Lehman Intermediate Government      (1.75)      4.36         --         --          --         6.55
QUALITY BOND                         (6.37)        --         --         --          --        (5.77)
 Lipper Corporate Bond A-Rated       (5.64)        --         --         --          --        (4.82)
 Lehman Aggregate                    (2.92)        --         --         --          --        (2.30)
HIGH YIELD                           (4.09)      8.89       9.11         --          --         7.58
 Lipper High Yield                   (4.23)      9.45      10.59         --          --         8.07
 Master High Yield                   (1.16)     11.03      11.99         --          --        10.24
GROWTH & INCOME                      (1.90)        --         --         --          --        (1.99)
 Lipper Growth & Income              (1.62)        --         --         --          --         0.03
 75% S&P 500/25% Value Line Conv.     0.01         --         --         --          --         1.84
EQUITY INDEX                            --         --         --         --          --        (0.04)*
 Lipper S&P 500 Index Funds             --         --         --         --          --        (0.54)*
 S&P 500                                --         --         --         --          --       1.28 *
COMMON STOCK                         (3.48)      6.55       8.31      13.83       13.50%        9.96
 Lipper Growth                       (2.42)      5.10       7.90      11.81       12.54         N/A
 S&P 500                              1.32       6.25       8.68      14.38       14.58        10.28
GLOBAL                                3.82       9.92       9.65         --          --         8.91
 Lipper Global                       (2.40)      7.58       4.57         --          --         3.52
 MSCI World                           5.08       6.85       3.67         --          --         4.97
AGGRESSIVE STOCK                     (5.11)      1.45      15.30      17.44          --        16.78
 Lipper Small Company Growth         (2.68)     20.63      12.56      17.55          --        16.92
 50% S&P 500/50% NASDAQ              (0.94)      7.46       9.65      13.14          --        12.71
The Asset Allocation Series:
CONSERVATIVE INVESTORS               (5.38)      2.57       6.01         --          --         6.27
 Lipper Income                       (3.13)      5.30       7.67         --          --         7.77
 70% Lehman Treas./30% S&P 500       (1.97)      5.14       7.85         --          --         8.11
BALANCED                             (9.27)     (1.23)      5.86       9.45          --         9.44
 Lipper Flexible Portfolio           (3.65)      4.46       7.01      10.11          --         9.97
 50% S&P 500/50% Lehman Corp.        (1.09)      5.55       8.20      12.31          --        12.55
GROWTH INVESTORS                     (4.44)      4.00      12.51         --          --        12.66
 Lipper Flexible Portfolio           (3.65)      4.46       7.01         --          --         6.86
 30% Lehman Corp./70% S&P 500        (0.13)      5.83       8.39         --          --         8.49

---------------
 *    Unannualized.

       CUMULATIVE RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1994:

                                                                                               SINCE
                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS    20 YEARS    INCEPTION
                                   --------  ---------  ---------  ----------  ----------  -----------
MONEY MARKET                          2.62%      6.49%     19.16%      60.83%          --%     102.51%
 Lipper Money Market                  2.62       6.60      19.12       62.02           --      107.76
 3-Month T-Bill                       4.22      11.29      26.99       78.68           --      128.84
INTERMEDIATE GOVERNMENT
SECURITIES                           (5.65)      7.21         --          --           --       18.94
 Lipper U.S. Government              (4.94)      8.85         --          --           --       22.56
 Lehman Intermediate Government      (1.75)     13.65         --          --           --       26.89
QUALITY BOND                         (6.37)        --         --          --           --       (7.16)
 Lipper Corporate Bond A-Rated       (5.64)        --         --          --           --       (5.99)
 Lehman Aggregate                    (2.92)        --         --          --           --       (2.86)
HIGH YIELD                           (4.09)     29.10      54.66          --           --       79.31
 Lipper High Yield                   (4.23)     31.12      65.43          --           --       86.07
 Master High Yield                   (1.16)     36.87      76.16          --           --      118.08
GROWTH & INCOME                      (1.90)        --         --          --           --       (2.48)
 Lipper Growth & Income              (1.62)        --         --          --           --        0.04
 75% S&P 500/25% Value Line Conv.     0.01         --         --          --           --        2.30
EQUITY INDEX                            --         --         --          --           --       (0.04)*
 Lipper S&P 500 Index Funds             --         --         --          --           --       (0.54)
 S&P 500                                --         --         --          --           --        1.28
COMMON STOCK                         (3.48)     20.98      49.07      265.35     1,158.39    1,128.16
 Lipper Growth                       (2.42)     16.11      46.28      205.37       961.72         N/A
 S&P 500                              1.32      19.95      51.64      283.20     1,421.23    1,229.62
GLOBAL                                3.82      32.82      58.52          --           --       87.15
 Lipper Global                       (2.40)     24.49      25.04          --           --       29.26
 MSCI World                           5.08      21.99      19.74          --           --       42.79
AGGRESSIVE STOCK                     (5.11)      4.41     103.75      399.03           --      423.21
 Lipper Small Company Growth         (2.68)     75.55      80.72      403.83           --      429.61
 50% S&P 500/50% NASDAQ              (0.94)     24.10      58.49      243.61           --      258.78
The Asset Allocation Series:
CONSERVATIVE INVESTORS               (5.38)      7.90      33.91          --           --       37.58
 Lipper Income                       (3.13)     16.75      44.72          --           --       48.12
 70% Lehman Treas./30% S&P 500       (1.97)     16.24      45.93          --           --       50.68
BALANCED                             (9.27)     (3.64)     32.96      146.79           --      161.78
 Lipper Flexible Portfolio           (3.65)     14.00      40.35      162.01           --      175.72
 50% S&P 500/50% Lehman Corp.        (1.09)     17.61      48.29      219.37           --      253.31
GROWTH INVESTORS                     (4.44)     12.48      80.31          --           --       86.89
 Lipper Flexible Portfolio           (3.65)     14.00      40.35          --           --       41.66
 30% Lehman Corp./70% S&P 500        (0.13)     18.54      49.63          --           --       53.39

                         YEAR-BY-YEAR RATES OF RETURN

                    INTERMEDIATE
          MONEY      GOVERNMENT     QUALITY     HIGH     GROWTH &    EQUITY
          MARKET     SECURITIES      BOND      YIELD      INCOME      INDEX
        --------  --------------  ---------  --------  ----------  ---------
1985       6.70%           --%          --%       --%        --%         --%
1986       5.17            --           --        --         --          --
1987       5.23            --           --     3.27*         --          --
1988       5.90            --           --      8.25         --          --
1989       7.70            --           --      3.71         --          --
1990       6.80            --           --     (2.43)        --          --
1991       4.70        10.94*           --     22.78         --          --
1992       2.16          4.17           --     10.80         --          --
1993       1.58          9.09        (0.84)*   21.48      (0.59)*        --
1994       2.62         (5.65)       (6.37)    (4.09)     (1.90)      (0.04)*

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

          COMMON                AGGRESSIVE    CONSERVATIVE                 GROWTH
          STOCK      GLOBAL       STOCK        INVESTORS      BALANCED    INVESTORS
        --------  ----------  ------------  --------------  ----------  -----------
1985      32.51%         --%      42.98%            --%        23.81%          --%
1986      15.43          --       21.75             --         11.70           --
1987       6.08      (13.67)*     (1.13)            --         (5.05)          --
1988      21.60        9.38       (0.39)            --         13.30           --
1989      24.10       25.02       42.87          2.75*         24.60        3.65*
1990      (9.30)      (7.33)       5.73           4.97         (1.50)        9.12
1991      35.80       28.79       84.57          18.23         40.00        46.90
1992       1.80       (1.86)      (4.47)          4.36         (4.20)        3.52
1993      23.10       30.34       15.17           9.27         10.80        13.71
1994      (3.48)       3.82       (5.11)         (5.38)        (9.27)       (4.44)

---------------
   *    Unannualized

STANDARDIZED COMPUTATION OF
PERFORMANCE

The performance data in the following tables, which are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account, illustrate the average annual total return of the Investment Funds over the periods shown assuming a single initial contribution of $1,000 and termination of the Contract at the end of each period under circumstances in which the contingent withdrawal charge applies. The values shown are also net of all other charges and expenses assessed against the Investment Funds. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Since charges under the Contracts may vary, we have assumed, for each charge, the highest that might apply. Each calculation further assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or additional contributions were made and no amounts were allocated to any other Investment Fund under the Contract.

In order to calculate the standardized performance information, we divide the termination value (defined below) of a Contract which is terminated on December 31, 1994 by the $1,000 investment made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding. "Termination value" means the Annuity Account Value less the contingent withdrawal charge, the annual administrative charge and all other charges and expenses which are applied against an Investment Fund. See "Part 7: Deductions and Charges."

TABLE 1: GROWTH OF $1,000 FOR CONTRACTS TERMINATED ON DECEMBER 31, 1994

                                 LENGTH OF INVESTMENT PERIOD
                ------------------------------------------------------------
   INVESTMENT                 THREE                                 SINCE
      FUND       ONE YEAR     YEARS     FIVE YEARS   TEN YEARS    INCEPTION*
--------------  ---------  ----------  ----------  -----------  ------------
Money Market      $945.46   $  939.15   $  996.46    $1,271.92    $      --
Intermediate
 Government
 Securities        869.14      945.68          --           --     1,031.55
Quality Bond       862.55          --          --           --       851.04
High Yield         883.57    1,142.40    1,323.35           --     1,462.10
Growth &
 Income            903.66          --          --           --       893.86
Equity Index           --          --          --           --       923.89
Common Stock       889.13    1,070.35    1,274.69     3,081.00           --
Global             956.43    1,175.31    1,356.09           --     1,546.67
Aggressive
 Stock             874.85      920.21    1,800.93     4,353.77           --
Asset Allocation Series:
Conservative
 Investors         871.64      951.92    1,136.65           --     1,164.72
Balanced           835.76      847.18    1,132.59     2,023.48           --
Growth
 Investors         880.30      993.55    1.562.70           --     1,619.51

TABLE 2: AVERAGE ANNUAL TOTAL RETURN UNDER CONTRACTS TERMINATED ON DECEMBER 31, 1994

                                     LENGTH OF INVESTMENT PERIOD
                  ---------------------------------------------------------------
    INVESTMENT                    THREE                                 SINCE
       FUND         ONE YEAR      YEARS     FIVE YEARS  TEN YEARS     INCEPTION*
----------------  -----------  ----------  ----------  ----------  --------------
Money Market          -5.45%      -2.07%      -0.07%       2.43%            --
Intermediate
 Government
 Securities          -13.09%      -1.84%         --          --           0.83%
Quality Bond         -13.75%         --          --          --         -12.12%
High Yield           -11.64%       4.54%       5.76%         --           4.87%
Growth & Income       -9.63%         --          --          --          -8.60%
Equity Index             --          --          --          --          -7.61%
Common Stock         -11.09%       2.29%       4.97%      11.91%            --
Global                -4.36%       5.53%       6.28%         --           6.12%
Aggressive Stock     -12.51%      -2.73%      12.49%      15.85%            --
Asset Allocation Series:
Conservative
 Investors           -12.84%      -1.63%       2.59%         --           2.95%
Balanced             -16.42%      -5.38%       2.52%       7.30%            --
Growth Investors     -11.97%      -0.22%       9.34%         --           9.63%

   * Inception dates are as follows: Money Market (May 11, 1982); Intermediate Government Securities (April 1, 1991); Quality Bond (October 1,
1993); High Yield (January 2, 1987); Growth & Income (October 1, 1993); Equity Index (March 1, 1994); Common Stock (August 1, 1968); Global (August 27, 1987); Aggressive Stock (May 1, 1984); Conservative Investors (October 2,
1989); Balanced (May 1, 1984) and Growth Investors (October 2, 1989). The "Since Inception" number for the Equity Index Fund is unannualized.

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance of the Investment Funds with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus on pages 17 and 18, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Contract Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times and The Wall Street Journal.

PART 4: THE GUARANTEED INTEREST ACCOUNT

You may allocate some or all of your Annuity Account Value to the Guaranteed Interest Account which is part of our general account and pays interest at a guaranteed rate. The general account supports all of our policy and contract guarantees, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 ACT), nor is the general account an investment company under the 1940 Act. Accordingly, the general account is not subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The amount that you have in the Guaranteed Interest Account at any time is equal to the sum of all contributions and transfers that have been allocated to that Account on your behalf plus interest, less the sum of all amounts that have been withdrawn, transferred or deducted from that Account.

All Contracts have a minimum guaranteed interest rate of 3% (or 4% in the case of TRUSTEED and Series 100 NQ group Contracts). We also declare a yearly guaranteed interest rate which will remain in effect throughout the next year and will never be less than the Contract's minimum guaranteed interest rate. Allocations to the Guaranteed Interest Account will earn interest at least equal to the yearly guaranteed interest rate. The yearly guaranteed interest rate for 1995 is 3% (or 4% in the case of TRUSTEED and Series 100 NQ group Contracts). At least 15 days before the beginning of a calendar year, we will notify you in writing of the yearly guaranteed interest rate for the next year. We may credit additional amounts of interest at our discretion.

In addition to the contractual and yearly minimums described above, (for Contracts other than Corporate Trusteed Contracts and EDC Contracts issued to governmental employers in New York whose EQUI- VEST funding arrangements became effective on or after July 1, 1989), an interest rate may be assigned to each allocation to the Guaranteed Interest Account and the rate may be guaranteed for a certain period of time, depending on when the allocation was made. Therefore, for these Contracts, different interest rates may apply to different amounts held in the Guaranteed Interest Account, depending on when the amount was allocated. We reserve the right to apply this approach to all EQUI-VEST Contracts.

PART 5: THE FIXED MATURITY ACCOUNT

ALLOCATIONS TO FIXED MATURITY PERIODS

Your Fixed Maturity Account contains the Fixed Maturity Periods to which you have made a contribution or transfer. Each amount contributed (including amounts transferred) to a Fixed Maturity Period and held to that Period's Expiration Date accumulates interest at the Rate to Maturity in effect on the date of your contribution to that Period. Thus, your Rate to Maturity is the interest rate your contribution will earn if your money remains in that Fixed Maturity Period until its Expiration Date.

Your Maturity Amount in a Fixed Maturity Period on its Expiration Date is your original contribution plus interest, using the Rate to Maturity in effect on the date of your contribution (or transfer) for the Fixed Maturity Period (less appropriate adjustments for any charges or premature withdrawals).

Before maturity, you have a Market Adjusted Amount in each Fixed Maturity Period to which you have made a contribution. The Market Adjusted Amount is the present value of your Maturity Amount, discounted at the Rate to Maturity in effect for new contributions on the date of the calculation. It thus reflects whatever market value adjustment (see details below) would apply on that day were you to withdraw the entire amount in your Fixed Maturity Period. (On the Expiration Date, your Market Adjusted Amount equals your Maturity Amount.)

Contributions may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution to any one Fixed Maturity Period. You may not make a contribution to a Fixed Maturity Period which has an Expiration Date beyond the date on which annuity payments are to commence under your Contract. If you have contributed funds to one or more Fixed Maturity Periods and to the Guaranteed Interest Account, the amount you can transfer out of the Guaranteed Interest Account will be restricted. See "Transfers" in Part 6.

AVAILABILITY OF FIXED MATURITY PERIODS

Subject to state regulatory approval, Fixed Maturity Periods will be available as Investment Options only to Owners of Series 400 Contracts on or about June 30, 1995.

We will offer Fixed Maturity Periods ending on June 15 (or the preceding Business Day) for each of the maturity years 1996 through 2005. Not all Fixed Maturity Periods will be available in all states. As Fixed Maturity Periods expire, we expect to add maturity years so that generally ten are available in most states at any time.

RATES TO MATURITY AND PRESENT VALUE PER $100 OF MATURITY AMOUNT

Because the Maturity Amount of a contribution to a Fixed Maturity Period can be determined at the time it is made, you can determine the amount required to be contributed to a Fixed Maturity Period in order to produce a target Maturity Amount (assuming no transfers or withdrawals are made and no charges are allocated to the Fixed Maturity Period). The required contribution is the present value of that Maturity Amount discounted at the Rate to Maturity on the Transaction Date for the contribution.

The same approach as described above may also be used to determine the amount which you would need to allocate to each Fixed Maturity Period in order to create a series of constant Maturity Amounts for two or more years.

The Rates to Maturity that will be available on or about June 30, 1995, for new contributions can be obtained from your agent or by calling (800) 841-0801.

OPTIONS AT EXPIRATION DATE

We will notify you at least 45 days before the Expiration Date of each Fixed Maturity Period in which you have any money. You may elect one of the following options to be effective at the Expiration Date:

 (a)to transfer the Maturity Amount into any Fixed Maturity Period we are then offering, or into any of our other Investment Options.

 (b)to withdraw the Maturity Amount (subject to any contingent withdrawal charge which may apply under your Contract).

If we have not received your election as of the Expiration Date, the Maturity Amount in the expired Fixed Maturity Period will be transferred into the Money Market Fund (or another Investment Option if required by state regulation).

MARKET VALUE ADJUSTMENT FOR
TRANSFERS, WITHDRAWALS OR
TERMINATION PRIOR TO THE
EXPIRATION DATE

Any withdrawal (including transfers, terminations and deductions) from a Fixed Maturity Period prior to its Expiration Date will result in a positive or negative market value adjustment, which is reflected in your Market Adjusted Amount. The amount of the adjustment will depend on two factors: (a) the difference between the Rate to Maturity on the date of your contribution or transfer and the Rate to Maturity for the same Fixed Maturity Period on the date of the calculation, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally contributed to a Fixed Maturity Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Market Adjusted Amount should you withdraw before the Expiration Date.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Fixed Maturity Period will be determined for each contribution allocated to that Fixed Maturity Period as follows:

(1) We determine the Market Adjusted Amount on the Transaction Date as follows:

 (a)We determine the Book Value that would be payable on the Expiration Date, using the applicable Rate to Maturity. The Book Value equals your contribution to the Fixed Maturity Period, reduced by any prior withdrawals, transfers and charges and reflecting any prior market value adjustments, accumulated at the Rate to Maturity on the date of the contribution.

 (b)We determine the time remaining in your Fixed Maturity Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year. For example three years and 12 days becomes 3.0329.

 (c)We determine the current Rate to Maturity which applies on the Transaction Date to new contributions to the same Fixed Maturity Period.

 (d)We determine the present value of the Book Value payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2)   We determine the Book Value as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Fixed Maturity Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Fixed Maturity Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Fixed Maturity Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Fixed Maturity Period by (ii) the Market Adjusted Amount in such Fixed Maturity Period prior to the withdrawal or transfer. See Appendix I for an example.

The Rate to Maturity for new contributions to a Fixed Maturity Period is the rate we have in effect for this purpose even if new allocations to that Fixed Maturity Period would not be accepted at the time. If we do not have a Rate to Maturity in effect for a Fixed Maturity Period to which the "current Rate to Maturity" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Fixed Maturity Periods, the "current Rate to Maturity" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.50% to the current rate in (1)(c) above.

INVESTMENTS

Contributions received under the Contracts and allocated to Fixed Maturity Periods will be held in a "nonunitized" separate account established by us under the laws of New York. A nonunitized separate account is a separate account in which the Contract Owner has no claim on, or participation in the performance of, the assets held in the account. Investments purchased with amounts contributed to the Fixed Maturity Account (and any earnings on those amounts) are our property. Any favorable investment performance on the assets held in the separate account accrues solely to our benefit. We may, subject to applicable state law, transfer all assets allocated to the separate account to our general account. Regardless of whether assets supporting Fixed Maturity Accounts are held in a separate account or our general account, all benefits relating to the value in the Fixed Maturity Account are guaranteed by us.

We have no specific formula for establishing the Rates to Maturity for the Fixed Maturity Periods.

We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Fixed Maturity Periods at the time that the Rates to Maturity are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Fixed Maturity Periods.

Although the foregoing generally describes our plans for investing the assets supporting our obligations under the fixed portion of the Contracts, we are not obligated to invest those assets according to any particular plan except as may be required by state insurance laws nor will the Rates to Maturity we establish be determined by the performance of the nonunitized separate account. Interests held in the nonunitized separate account are registered under the 1933 Act. See "Part 4: The Guaranteed Interest Account" for a discussion of our general account.

PART 6: PROVISIONS OF THE CONTRACTS

The provisions of your Contract may be restricted by any plan or agreement relating to it or by applicable laws or regulations.

SELECTING INVESTMENT OPTIONS

You can choose one of the following two methods for selecting Investment
Options:

o Maximum Fund Choice, allowing you to allocate contributions to any Investment Fund, the Guaranteed Interest Account and the Fixed Maturity Periods; however, this election will result in restrictions in the amount you can transfer out of the Guaranteed Interest Account; or

o Maximum Transfer Flexibility, allowing you to allocate contributions only to the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds and the Guaranteed Interest Account; and no transfer restrictions apply.

Once this selection is made, you may allocate contributions to, or transfer among, only the Investment Options that you have chosen. After your Contract is issued, you may request in writing to add any remaining Funds or eliminate Funds that result in transfer restrictions, but we have the right to deny the request. See "Transfers" elsewhere in this Section.

The Guaranteed Interest Account is always available as an Investment Option. Subject to state regulatory approval, the Fixed Maturity Periods will be available on or about June 30, 1995 only to Owners of Series 400 Contracts. If you want to invest in the Fixed Maturity Periods, you must select Maximum Fund Choice.

For Original Contracts, only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Stock Funds are available. In most cases, you may request to add additional Funds to your Original Contract, although we have the right to deny such requests. See "Transfers" elsewhere in this Section for the transfer restrictions applicable to Original Contracts.

CONTRIBUTIONS UNDER THE CONTRACTS

Generally, contributions may be made at any time: in single sum amounts, on a regular basis or as your financial situation permits. For some types of retirement plans, contributions must be made by the employer.

Contributions are credited as of the Transaction Date, providing they are accompanied with complete information. All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection.

Minimum amounts that may be contributed are as follows:

o   IRA

  --Series 100 and 200--$20

  --Series 300 and 400--$50

o   QP IRA

  --Series 100 and 200--$1,000

  --Series 300 and 400--$2,500

o   NQ
                     --$1,000 (initial); $50
                        (initial for payroll
                        deduction)
                     --$50 (ongoing)

o   All others
                     --$20

We reserve the right to change minimum and maximum contribution amounts upon 90 days prior written notice.

Special Limits

NQ: Subsequent contributions to Series 100 and 200 NQ Contracts will be restricted for Annuitants age 59 and older in states where individual Contracts are issued. Subsequent contributions to Series 300 and 400 NQ Contracts may not be accepted for Annuitants age 80 and older.

TSA: In certain cases, provided the total annual contribution to the EQUI-VEST TSA will be at least $200 annually, we may accept contributions of less than $20.

IRA: Contributions to IRA Contracts may be subject to maximums, as discussed below and in "Part 9: Tax Aspects of the Contracts." Subsequent contributions may be "regular" IRA contributions, "rollover" contributions or "direct transfers." A $2,000 annual limit applies to regular contributions, but not to rollovers or direct transfers.

"Regular" IRA contributions may no longer be made for the taxable year in which you attain 70 1/2 and thereafter. Rollover and direct transfer contributions may be made after you attain age 70 1/2 . However, any amount contributed must be net of your required minimum distibution for the year in which the rollover or direct transfer contribution is made.

The Code imposes certain limitations on contributions to IRA Contracts. See "Part 9: Tax Aspects of the Contracts -- Tax-Qualified Individual Retirement Annuities (IRAs)."

Contributions to the Investment Funds and the Guaranteed Interest Account

We allocate contributions to the Investment Funds and the Guaranteed Interest Account on the Transaction Date according to your allocation percentages. Allocation percentages can be changed at any time by writing to our Processing Office or by using TOPS. Your request must indicate the specific change and must be signed. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund. The number of Accumulation Units purchased equals the dollar amount of the contribution divided by the Accumulation Unit Value for that Investment Fund computed at the end of the Valuation Period in which we receive the contribution at our Processing Office. A VALUATION PERIOD is each Business Day together with any consecutive, preceding non- business days. The number of Accumulation Units purchased will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of the Trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Trust expenses. A description of the computation of the Accumulation Unit Value is found in the SAI.

Contributions allocated to the Guaranteed Interest Account become part of our general account on the Transaction Date and begin to accrue interest at the guaranteed interest rate then in effect.

Contributions to the Fixed Maturity Account (Series 400 Contracts only)

You must provide specific instructions for contributions to the Fixed Maturity Account. Contributions (or transfers) to a Fixed Maturity Period will have the Rate to Maturity for the specified Period offered on the Transaction Date. Contributions may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution (or transfer) to any one Fixed Maturity Period. In no event may contributions be made to Fixed Maturity Periods with maturities beyond the date on which annuity payments are to commence under your Contract. See "Distribution Options" elsewhere in this Section.

Automatic Investment Program

Our Automatic Investment Program (AIP) provides for a specified amount to be automatically deducted from a bank checking account, bank money market account or credit union checking account and to be contributed into an NQ or IRA Contract on a monthly basis. AIP contributions may be made to any Investment Option available under your Contract except the Fixed Maturity Periods. You may elect AIP by properly completing the appropriate form, which is available from your Equitable Life Agent, and returning it to our Processing Office. You elect which day of the month (other than the 29th, 30th or 31st) you wish to have your bank account debited. That date, or the next Business Day if that day is a non-Business Day, will be the Transaction Date. AIP is not available to QP IRA Contract Owners.

You may cancel AIP at any time by notifying our Processing Office in writing. Equitable Life is not responsible for any debits made to your account prior to the time written notice of revocation is received at our Processing Office.

ANNUITY ACCOUNT VALUE

Your Annuity Account Value for an EQUI-VEST Contract is the sum of your amounts in the Investment Options, plus the amount in any loan reserve account, including accrued interest. These amounts are defined below and include your value in the Investment Funds, your value in the Guaranteed Interest Account and your value in the Fixed Maturity Account. The loan reserve account, applicable only to certain TSA and Corporate TRUSTEED Contracts, is described in the SAI.

Value in the Investment Funds

Your value in an Investment Fund on any Business Day under your Contract is equal to the number of your Accumulation Units in that Investment Fund times the Accumulation Unit Value for that Fund for that date. Your number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by your contributions and transfers less any Accumulation Units redeemed for withdrawals, transfers or deductions for applicable charges.

The number of Accumulation Units you purchase or sell in any Investment Fund is equal to the dollar amount of your transaction divided by the Accumulation Unit Value for the Investment Fund on the Transaction Date. The number of Accumulation Units you own will not vary because of any later change in the Accumulation Unit Value. However, the Accumulation Unit Value varies with the investment performance of the Fund, which in turn reflects the investment income and realized and unrealized capital gains and losses of the corresponding Portfolio, as well as Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Contracts. A description of the computation of the Accumulation Unit Values is found in the SAI.

Accumulation Unit Values

The following tables show the Accumulation Unit Values, as of the last Business Day for the periods shown, commencing with the initial offering of each Fund under the Contracts indicated below. Accumulation Unit Values are not shown for Series 200 and 400 because they are being offered for the first time as of the date of this prospectus. When offered, however, Series 200 Contracts will have identical Accumulation Unit Values as Series 100 Contracts, and Series 400 Contracts will have identical Accumulation Unit Values as Series 300 Contracts.

 EQUI-VEST: SERIES 100

      LAST                   INTERMEDIATE
    BUSINESS       MONEY      GOVERNMENT     QUALITY     HIGH     GROWTH &     EQUITY
     DAY OF        MARKET     SECURITIES      BOND      YIELD      INCOME       INDEX
---------------  --------  --------------  ---------  --------  ----------  ---------
December 1985      $17.31         --           --         --         --         --
December 1986       18.22         --           --         --         --         --
December 1987       19.18         --           --         --         --         --
December 1988       20.32         --           --         --         --         --
December 1989       21.89         --           --         --         --         --
December 1990       23.38         --           --         --         --         --
December 1991       24.48         --           --         --         --         --
December 1992       25.01         --           --         --         --         --
December 1993       25.41         --           --         --         --         --
December 1994       26.08      $ 98.19       $93.87     $95.88    $ 98.86     $100.95
March 1995          26.37       101.47        97.14      99.85     103.72      110.21

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

      LAST
    BUSINESS       COMMON               AGGRESSIVE    CONSERVATIVE                 GROWTH
     DAY OF        STOCK     GLOBAL       STOCK        INVESTORS      BALANCED    INVESTORS
---------------  --------  ---------  ------------  --------------  ----------  -----------
December 1985     $ 45.11         --      $15.03             --        $13.14           --
December 1986       52.10         --       18.33             --         14.69           --
December 1987       55.30         --       18.15             --         13.95           --
December 1988       67.22         --       18.09             --         15.80           --
December 1989       83.40         --       25.86             --         19.69           --
December 1990       75.67         --       27.36             --         19.40           --
December 1991      102.76         --       50.51             --         27.17           --
December 1992      104.63         --       48.30             --         26.04           --
December 1993      128.80         --       55.68             --         28.85           --
December 1994      124.32    $104.12       52.88         $95.10         26.18      $ 96.31
March 1995         131.77     103.96       55.93          98.89         27.07       100.77

EQUI-VEST: SERIES 300

      LAST                    INTERMEDIATE
    BUSINESS        MONEY      GOVERNMENT     QUALITY     HIGH     GROWTH &     EQUITY
     DAY OF        MARKET        SERIES        BOND      YIELD      INCOME      INDEX
---------------  ---------  --------------  ---------  --------  -----------  ---------
December 1994      $102.61      $ 98.19       $93.87     $95.88     $ 98.86     $100.95
March 1995          103.73       101.47        97.14      99.85      103.72      110.21

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

      LAST
    BUSINESS       COMMON                AGGRESSIVE    CONSERVATIVE                 GROWTH
     DAY OF         STOCK     GLOBAL       STOCK        INVESTORS      BALANCED    INVESTORS
---------------  ---------  ---------  ------------  --------------  ----------  -----------
December 1994      $ 97.03    $104.12     $ 95.45         $95.10        $91.64      $ 96.31
March 1995          102.84     103.96      100.93          98.89         94.76       100.77

Value in the Guaranteed Interest Account

Your value in the Guaranteed Interest Account on any Business Day is equal to contributions made to the Guaranteed Interest Account plus interest, less withdrawals, transfers and deductions for applicable charges.

Value in the Fixed Maturity Account

Your value in each Fixed Maturity Period on any Business Day is your Market Adjusted Amount in that Period. See "Part 5: The Fixed Maturity Account."

TRANSFERS

You may transfer all or portions of your Annuity Account Value among the Investment Options you have chosen at any time, subject to the restrictions stated below. The amount transferred must be at least $300 or, if less, the entire amount in the Investment Option.

o If you have selected to make only the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds and the Guaranteed Interest Account available (Maximum Transfer Flexibility), no transfer restrictions will apply among these Funds and the Guaranteed Interest Account.

o If you have selected to make all Investment Options available (Maximum Fund Choice), then the maximum amount which you may transfer in any Contract Year from the Guaranteed Interest

    Account to any other Investment Option is the greater of (a) 25% of the amount you had in the Guaranteed Interest Account on the last day of the prior Contract Year or (b) the total of all amounts you transferred from the Guaranteed Interest Account to any other Investment Option in the prior Contract Year.

o Transfers out of a Fixed Maturity Period other than at the Expiration Date will result in a market value adjustment. See "Part 5: The Fixed Maturity Account."

o Transfers may not be made to Fixed Maturity Periods to which you have already made a contribution or transfer.

If you transfer money to the Guaranteed Interest Account from another financial institution during your first Contract Year, and if you have selected Maximum Fund Choice, you will be permitted, during the balance of that Contract Year, to transfer up to 25% of such initial Guaranteed Interest Account balance to any other Investment Option.

However, for Original Contract Owners, including Original Contract Owners who elect to amend their Contract by selecting Maximum Transfer Flexibility, the Money Market Fund is always available but we do not permit transfers into that Fund from any other Investment Option. No other transfer limitations apply to Original Contracts.

Upon 90 days advance notice, we have the right to change or establish additional restrictions on transfers among the Investment Options.

A transfer request will be effective on the Transaction Date. Transfers in or out of the Investment Funds will be at the Accumulation Unit Value next computed after the Transaction Date. Transfers out of the Fixed Maturity Periods will be at the Market Adjusted Amount on that Transaction Date. Transfers into the Fixed Maturity Periods will be at the Rate to Maturity on that Transaction Date. A transfer request does not change your percentages for allocating current or future contributions among the Investment Options. All transfers among the Investment Options will be confirmed in writing.

Written transfer requests should be sent directly to the Processing Office. Your signed request for a transfer should specify your Contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. You can use our TOPS service to make transfers among any Investment Options other than the Fixed Maturity Periods. Please contact your Equitable Life Agent or the Processing Office to receive the form necessary to obtain a special code number required for TOPS.

AUTOMATIC TRANSFER OPTIONS
(INVESTMENT SIMPLIFIER)

We offer two automatic options for transferring amounts from the Guaranteed Interest Account to the Investment Funds: the Fixed-Dollar and the Interest Sweep. You may select either, but not both, of these options.

o   Fixed Dollar Option

  Under the Fixed-Dollar Option you may elect to have a fixed dollar amount transferred out of the Guaranteed Interest Account and into the Investment Funds of your choosing (unless transfers to the Money Market Fund are prohibited) on a monthly basis. You can either specify the number of monthly transfers or instruct us to continue to make monthly transfers until amounts in the Guaranteed Interest Account are depleted. In order to elect this option you must have a minimum amount of $5,000 in the Guaranteed Interest Account on the date we receive your election form at our Processing Office and you must elect to transfer at least $50 per month. The Fixed- Dollar Option is subject to the Guaranteed Interest Account transfer limitation described in "Transfers" in this Section.

  The Fixed-Dollar Option relies upon the principles of dollar cost averaging. Dollar cost averaging is an investment strategy whereby equal dollar amounts are invested at regular intervals. By allocating fixed amounts on a regularly scheduled basis--as opposed to allocating the total amount at one particular time--an investor may be less susceptible to the impact of market fluctuations. Although dollar cost averaging is designed to lessen the impact of market fluctuations, it does not assure a profit nor protect against loss in a declining market.

o   Interest Sweep

  Under the Interest Sweep, an amount of interest is transferred each month from the Guaranteed Interest Account to the Investment Funds of your choice (except transfers to the Money Market Fund when prohibited). Interest is calculated based on your Annuity Account Value in the Guaranteed Interest Account at the beginning of the month and is not adjusted for financial transactions that occur during the month. Therefore, if you conduct such financial transactions, the amount transferred may be more or less than actual interest accrued.

  To be eligible for the Interest Sweep option, you must have at least $7,500 in the Guaranteed Interest Account on the date we receive your election form and on the first Business Day of each month thereafter.

You may elect either option by completing an election form and sending it to our Processing Office. You can obtain a form from your Equitable Life Agent. For the Fixed Dollar Option, the first monthly transfer will occur on the last Business Day of the month in which we receive your election form at our Processing Office. For the Interest Sweep, the first monthly transfer will occur on the last Business Day of the month following the month in which we receive your election form at our Processing Office.

Termination of Automatic Options

  Automatic transfer options will terminate:

  -- Under the Fixed-Dollar Option, when either the number of designated monthly transfers have been completed or the amount you have in the Guaranteed Interest Account has been depleted, as applicable; or

  -- Under the Interest Sweep, when the amount you have in the Guaranteed Interest Account falls below $7,500 (determined on the first Business Day of the month) for two consecutive months; or

  -- Under either option, on the date we receive your written request to terminate automatic transfers at our Processing Office or on the date your Contract terminates.

LOANS (FOR TSA AND CORPORATE
TRUSTEED ONLY)

Unless restricted by the employer's retirement plan, loans are permitted against the Annuity Account Value of TSA and Corporate TRUSTEED Contracts only. Loans under a Corporate TRUSTEED Contract, however, may not be available in all states. The Code and the Employee Retirement Income Security Act of 1974 (ERISA) generally prohibit loans to a 5% owner of an "S corporation" or an owner-employee. Loans are currently not available under individual TSA Contracts where the TSA plan is subject to Title I of ERISA; however, we may offer these loans in the future. Also, loans are not available under University TSA Contracts and when an Automatic Withdrawal option has been elected.

The trustee or sponsoring employer is responsible for insuring that any loan meets applicable Department of Labor (DOL) requirements. The DOL regulations concerning the availability of loans to retirement plan participants state, among other things, that although a minimum loan amount of greater than $1,000 does not violate the DOL regulations, a loan program may provide for a $1,000 minimum loan amount as a safe harbor in order to assure that loans are available to all plan participants on a "reasonably equivalent basis." In addition, the DOL regulations set forth an upper limit on the amount of a plan participant's vested account benefit which may be used as security for a loan. Specifically, 50% of a plan participant's Annuity Account Value may be used as security. Finally, the DOL regulations provide that the loan must bear a reasonable rate of interest. The DOL stated that a loan will be considered to bear a reasonable rate of interest if the loan provides the plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans made under similar circumstances.

Before a loan can be made under either a Corporate TRUSTEED or TSA Contract, a properly completed Loan Agreement and Application must be signed. A loan application form can be obtained from your Equitable Life Agent, by writing to our Processing Office or calling our toll-free number. In the case of Corporate TRUSTEED and certain TSA Contracts, the written consent of the plan participant's spouse will be required before a loan can be made. More details of the loan provisions are stated in the Contract and the loan application form. Before taking a loan, a plan participant should check with the employer and a tax adviser.

The trustee of a qualified plan purchasing a Corporate TRUSTEED Contract may set any interest rate for a loan so long as it is not less than 6% nor more than the maximum rate permitted by applicable law. The trustee (Contract Owner) must bill the plan participant (Annuitant) for the difference, if any, between 6% and the rate the trustee charges. Under the terms of the Code and ERISA, if an unreasonably high or low rate of interest is charged for loans, the plan may be disqualified and the amount of the loan may be treated as a taxable distribution. In that case, the trustee would be required to report the "deemed" distribution to the Internal Revenue Service (IRS). It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not Equitable Life, to properly administer any loan made to plan participants.

For TSA Contracts that are not subject to the requirements of ERISA: (1) the minimum loan amount is $3,000 and (2) the maximum amount of the loan is 80% of the Annuity Account Value, if the amount of the Annuity Account Value is at least $3,750 but less than $12,500; $10,000 if the amount of the Annuity Account Value is at least $12,500 but less than $20,000; or 50% of the Annuity Account Value if the amount of the Annuity Account Value is $20,000 or more.

In no event may any loan be greater than $50,000 less the highest outstanding loan balance in the preceding twelve calendar months measured from the loan effective date.

Failure to repay a loan may have adverse tax consequences. See "Part 9: Tax Aspects of the Contracts" and "Part 2: Loan Provisions" in the SAI.

The Code limits loans, when aggregated with all other loans from all TSAs and qualified plans, to the greater of (1) $10,000, or (2) 50% of the value of the non-forfeitable accrued benefits, and, in any event, to a maximum of $50,000 (reduced by the highest outstanding loan balance in the preceding twelve calendar months measured from the loan effective date).

The loan term will be either (1) ten years, if the Annuitant represents that the purpose of the loan is to acquire a dwelling unit which, within a reasonable period of time, is to be used as the Annuitant's principal residence, or (2) five years.

At anytime after the loan has been issued, a loan may be repaid and terminated earlier than scheduled. The loan term under Corporate TRUSTEED and TSA Contracts may not extend beyond the earliest of: (1) election and commencement of annuity benefits, (2) the date of termination of the Contract and (3) the date a death benefit is paid. Also, we reserve the right to accelerate loan repayment in the event that any future federal tax rules would adversely affect the tax treatment of the Contract.

Payment to us to cover loan interest and to amortize a loan will be due beginning the first day of the third month following the effective date of the loan and quarterly thereafter. All loan payments made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. For additional information, see "Part 2: Loan Provisions" in the SAI.

ASSIGNMENT AND FUNDING CHANGES

Generally, the Contract Owner may not assign a Contract for any purpose; however, an NQ Contract may be assigned for any purpose other than as security for a loan. In addition, a trustee owner of a TRUSTEED Contract can transfer ownership to the Annuitant. We will not be bound by an assignment unless it is in writing and we have received it at the Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 9: Tax Aspects of the Contracts."

An employer or trustee can change the funding vehicle for an EDC or TRUSTEED Contract, respectively. You can change the funding vehicle for an NQ, TSA, IRA or SEP Contract.

You may be able to move amounts you have invested with another carrier to your EQUI-VEST Contract. To make such a change, funds must be remitted via wire or check. Therefore, any assets accumulated under an existing program will have to be liquidated. For example, existing insurance policies and annuity Contracts funding a qualified plan must be converted into cash.

PARTIAL WITHDRAWALS AND
TERMINATION

You may withdraw funds from your Contract at any time before the Contract annuitizes and while the Annuitant is alive.

As a deterrent to premature withdrawal (generally prior to age 59-1/2) the Code provides certain penal- ties for and restrictions on early distributions. Distributions under your Contract are subject to the Code's restrictions. We may be required to withhold income taxes from the amount withdrawn. These rules are outlined in "Part 9: Tax Aspects of the Contracts."

Subject to the above Code restrictions you may withdraw funds from your Contract in any amount of at least $300 (or your Cash Value, if less). Unless you specify otherwise, withdrawals will be taken on a pro rata basis from the Investment Funds and the Guaranteed Interest Account. We will make withdrawals from the Fixed Maturity Periods as you direct. Partial withdrawals or terminations may result in a contingent withdrawal charge, explained fully in "Part 7: Deductions and Charges." Withdrawals may also be taxable and subject to tax penalty. In some cases, withdrawals may be prohibited or limited by the terms of your retirement plan. See "Part 9: Tax Aspects of the Contracts." Partial withdrawals or terminations of amounts held in the Fixed Maturity Periods prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Termination Prior to the Expiration Date" in Part 5.

To make a withdrawal, you should complete a Request for Disbursement form which leads you through the withdrawal process, step by step. This form is available from your Agent or from our Processing Office. In order to process your request, we may require additional information, depending on the provisions of your Contract or retirement plan. If we have received the information we require, the requested partial withdrawal or termination will become effective on the Transaction Date and proceeds will be mailed within seven days thereafter. If we receive only partially completed information, we will return the request to you for completion prior to processing.

We may terminate your Contract and pay your Annuity Account Value, less any outstanding loan (and accrued interest) (1) if no contributions are made for three Contract Years and the Annuity

Account Value is less than $500, or (2) if you request a partial withdrawal that would result in the Annuity Account Value falling below $500. We may also terminate your Contract if no contributions are made within 120 days from the Contract Date. For group certificates, we may terminate your certificate if no contributions are made within 120 days from the issue date.

The amount of any outstanding loan balance plus any applicable contingent withdrawal charge on the loan balance will be deducted from the proceeds paid upon termination.

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur: attainment of age 70 1/2 , death, retirement, or termination of employment in all Texas public institutions of higher education. To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law.

THIRD PARTY TRANSFERS OR EXCHANGES

You may request that your Contract be exchanged for another contract or certificate of the same type issued by another carrier at any time by completing the Transfer/Rollover of Assets to Another Carrier form. This form is available from your Agent.

A contingent withdrawal charge and third party transfer charge, if applicable, may be imposed on your Annuity Account Value prior to the transfer or exchange. Any higher investment return which you anticipate as a result of this transfer or exchange may be outweighed by the cost of these charges, if applicable. See "Part 7: Deductions and Charges." Consult your tax or legal advisor before making any such transfers or exchanges.

REQUIREMENTS FOR DISTRIBUTIONS

Payouts may be subject to applicable withdrawal charges. See "Part 7:
Deductions and Charges." Distributions may also be taxable and subject to tax penalties. See "Part 9: Tax Aspects of the Contracts." Amounts in the Fixed Maturity Periods that are applied to a distribution option prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Termination Prior to the Expiration Date" in Part 5.

IRA, EDC, Annuitant-Owned HR-10, SEP, TSA and TRUSTEED Contracts are subject to the Code's minimum distribution requirements for qualified plans. Generally, distributions from these Contracts must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 . Subsequent distributions must be made by December 31st of each calendar year. If the required minimum distribution is not made, a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn may apply. See "Part 9: Tax Aspects of the Contracts" for a discussion of various special rules concerning the minimum distribution requirements.

In addition, distributions from a qualified plan, including our prototype plans through which Annuitant-Owned HR-10 Contracts are issued, may be subject to the provisions of the plan document.

DISTRIBUTION OPTIONS

The Contract is an annuity Contract, even though you may elect to receive your benefits in a non- annuity form. In addition to a lump sum distribution option, two other types of distribution options are available: income annuity and flexible payment distribution options.

An annuity form of distribution option or "annuitization" pays out contributions and earnings under the Contract in installments over a specified period of time which may be fixed or may be based on the Annuitant's life. Annuitization payments are calculated as of the retirement date chosen, which is on file with our Processing Office. You can change the retirement date by writing to our Processing Office any time before the retirement date, subject to certain restrictions as described in the Contract.

Except for EDC, TRUSTEED and NQ Contracts, the Contract Owner is always the Annuitant. In an EDC or TRUSTEED Contract, the Annuitant is generally the covered employee. For EDC Contracts, the employer is the Contract Owner and, for TRUSTEED Contracts, the Owner is the trustee. For NQ Contracts, Contract Owners may name an Annuitant other than themselves if they wish.

Before your retirement date, we will send a letter advising that retirement benefits may be elected. Unless you otherwise elect, we will pay you an annuity benefit on the "normal form" indicated for your Contract as of your retirement date. For IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not annuitized before that time).

INCOME ANNUITY DISTRIBUTION OPTIONS:

o LIFE ANNUITY: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life annuity distribution options. This is the normal form of annuity payment for Annuitants under IRA Contracts who do not have a spouse at their retirement date, and for SEP, TRUSTEED, TSA, Annuitant-Owned HR-10 and EDC (other than governmental EDC plans in New York) Contracts.

o LIFE ANNUITY-PERIOD CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the end of a selected period of time (the "certain period"), payments will continue to the beneficiary for the balance of the certain period. The certain period cannot exceed life expectancy (or joint life expectancy for qualified retirement plans). A life annuity with a certain period of 10 years is the normal form of annuity under NQ Contracts.

o LIFE ANNUITY-REFUND CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the amount applied to purchase this annuity option has been recovered, payments will continue to the beneficiary until that amount has been recovered. This annuity option is available only as a fixed annuity.

o PERIOD CERTAIN ANNUITY: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies. It does not permit any prepayment of the unpaid principal, so you could not elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This is the normal form of annuity for Annuitants in governmental EDC plans in New York. Currently, this annuity option is available only as a fixed annuity.

o JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees payments for the rest of the Annuitant's life and, after his or her death, continuation of payments to the survivor. Generally, unless the Annuitant elects otherwise with the written consent of the spouse, this will be the normal form of annuity payment under qualified plans and TSAs for married Annuitants.

All of the life annuity distribution options outlined above (with the exception of Joint and Survivor Life Annuity) are available as either Single or Joint life annuities. Life annuity distribution options are not available for Annuitants in governmental EDC plans in New York. Variable benefits are also not allowed for governmental EDC plans in New York.

We offer the annuity distribution options outlined above in both fixed and variable form, unless otherwise indicated. Fixed annuity payments, funded through our general account, do not change and will be based on the tables of guaranteed annuity payments in your Contract or on our then current annuity rates, whichever is more favorable for the Annuitant. For all Annuitants, the normal form of annuity provides for fixed payments. Variable payments will be funded through the Common Stock Fund through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Common Stock Fund. See "Annuity Unit Values" in the SAI. On or about September 1, 1995, variable payments will be funded through your choice among the Investment Funds.

We may offer other forms not outlined here. Your Equitable Life Agent can provide details.

For each annuity distribution option, we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefit, we require the return of the Contract. If your Contract is lost, you must provide us with a written statement to this effect.

If, at the time you elect an annuity distribution option, the Annuity Account Value is less than $2,000 or the initial payment under the option elected is less than $20, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

The size of the payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life annuity distribution option, the Annuitant's age (or the Annuitant's and joint annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an annuity distribution option is chosen and payments have commenced, no change can be made.

A $200 administrative charge applies if an income annuity distribution option is chosen before five Contract Years have been completed. This charge does not apply when our guaranteed rates are used to calculate benefits. Beneficiaries do not pay this charge.

FLEXIBLE PAYMENT DISTRIBUTION OPTIONS:
o   PARTIAL WITHDRAWALS: See "Partial Withdrawals and Termination" above.

O SYSTEMATIC WITHDRAWAL: You may elect either at the time of Contract issue or any time after the first anniversary date of the Contract, to have an amount periodically withdrawn from your Contract. A check for the amount withdrawn will be made payable to you and mailed to your address. You determine on which day of the month (1st through 28th) you wish to have the Systematic Withdrawal occur. A minimum Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of $20,000 is required at the time this feature is elected and you may terminate it at any time.

  The amount withdrawn may be either the amount of interest earned under the Guaranteed Interest Account or a fixed dollar amount of the Annuity Account Value in the Investment Funds or in the Guaranteed Interest Account. When the interest option is elected, a minimum of $20,000 must be maintained in the Guaranteed Interest Account. No minimum Annuity Account Value is required to be maintained when the fixed dollar option is elected. Withdrawals may be scheduled monthly or quarterly, subject to minimum amount of $300. Amounts withdrawn which are in excess of the 10% Free Corridor amount are subject to the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 7.

o AUTOMATIC WITHDRAWAL: This is our special minimum distribution option for IRA, SEP, TSA and EDC Contracts. You may elect Automatic Withdrawal if the Annuitant is at least 70 1/2 and your Contract has an Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of at least $2,000. You can elect Automatic Withdrawal by filing the proper election form with us. If you elect Automatic Withdrawal, we will pay out of the Annuity Account Value in the Investment Funds and the Guaranteed Interest Account an amount which the Code requires to be distributed from your Contract. If such amounts are insufficient and you hold amounts in the Fixed Maturity Account, we will then pay out required amounts from the Fixed Maturity Account. In performing this calculation, we assume that the only funds subject to the Code's minimum distribution requirements are those held under your Contract. We calculate the Automatic Withdrawal amount based on the information you give us, the various choices you make and certain assumptions. Currently, Automatic Withdrawal payments will be made annually. We are not responsible for errors that result from inaccuracies in the information you provide. The choices you can make are described in the SAI.

  You may elect Automatic Withdrawal for each Contract you own, subject to our rules then in effect. This election is revocable except for EDC Contracts. Automatic Withdrawal is not available under Contracts which have an outstanding loan. Electing this option does not restrict making partial withdrawals, or, except for EDC contracts, subsequently electing an annuity distribution option.

  The minimum check that will be sent is $300, or, if less, your Annuity Account Value. If, after the deduction of the amount of the Automatic Withdrawal, the total Annuity Account Value is less than $500, we may terminate the Contract and pay the Cash Value. See "Partial Withdrawals and Termination" above.

  Any applicable withdrawal charges will be deducted in addition to the amount of the Automatic Withdrawal. Withdrawal charges will be deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account or, if there is an insufficient amount in these Options, on a pro rata basis from the Fixed Maturity Periods. See "Contingent Withdrawal Charge" in Part 7.

  If you have a TSA that was purchased before December 31, 1986 and transferred to EQUI- VEST, your pre-1987 account balance is not subject to the minimum distribution rules at age 70 1/2 .

o DEPOSIT OPTION: This distribution option is for NQ Contracts only. Proceeds from your NQ Contract can be deposited for a period selected (including one for as long as the Annuitant lives), and will be credited with a guaranteed rate of interest for that period.

GUARANTEED DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of due proof of the Annuitant's death, we will pay a death benefit to the beneficiary named in your Contract. You designate the beneficiary on the application. You may change your beneficiary by writing to our Processing Office. The change is effective on the date the written submission was signed. A beneficiary change request must be received by the Processing Office before the submission of a death claim.

In general, the death benefit is equal to the greater of: (i) the Annuity Account Value (less any outstanding loan and accrued interest, if any) and
(ii) the "minimum death benefit." The minimum death benefit will not be less than all contributions made (less any applicable taxes and any outstanding loan and accrued interest, if any) adjusted for total withdrawals. We will pay the death benefit to the beneficiary in the form of an annuity distribution option if you have chosen such form under your Contract. If no annuity option is in effect at the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to certain exceptions in the Contract, our rules then in effect and any other applicable legal requirements, the beneficiary may elect to: (a) apply the death benefit to an annuity distribution option we offer, (b) apply the death benefit to provide any other form of distribution option we offer, (c) elect any combination of forms of distribution option, or (d) in certain circumstances, continue the Contract.

For Series 300 and 400 Contracts only, if the Annuitant is also the Contract Owner and the Owner/ Annuitant elects his or her spouse to be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then the surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

When the Contract Owner Dies Before the Annuitant (NQ Contracts Only)

For all NQ Contracts, when the Contract Owner is not the Annuitant and the Contract Owner dies before any annuity distribution payments have begun, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Contract Owner. For Series 300 and 400 Contracts only, you have the right to designate a Successor Owner either on the application form or in a written request sent to our Processing Office. The Code requires that the original Contract Owner's entire interest in the Contract be completely distributed to the named beneficiary by the fifth anniversary of such Owner's death (unless an annuity distribution option is elected and payments begin within one year after the Contract Owner's death and are made over the beneficiary's life or over a period not exceeding the beneficiary's life expectancy). If an annuity distribution option has not been elected, as described above, we will pay any remaining Annuity Account Value (less any applicable contingent withdrawal charge) on the fifth anniversary of the Contract Owner's death. If the named beneficiary is the Contract Owner's surviving spouse, no distributions are required as long as both the surviving spouse and the Annuitant are living.

YOUR BENEFICIARY

You designate the beneficiary for the death benefit under the Contract on the application. You may change your beneficiary by writing to our Processing Office. The change is effective on the Transaction Date. The employer must be the beneficiary under EDC plans and the trustee must be the beneficiary under most TRUSTEED plans.

The death benefit available to the beneficiary is determined as of the Business Day due proof of death is received at our Processing Office. On that Business Day, the Annuity Account Value is deducted from the Investment Options and earns voluntary interest at an interest rate not less than the rate required by law. If you have transferred the value of another Equitable Life annuity contract to your EQUI-VEST Contract, the value of that contract's minimum death benefit calculated as of the time of transfer will be included in total contributions for purposes of calculating the minimum death benefit.

If no benefit option is in effect at the Annuitant's death, the beneficiary can select a lump sum option or one of the forms of annuity benefit. Under certain circumstances the beneficiary may elect to continue the Contract. In some cases, this may result in a deemed taxable distribution. Any option selected must provide for distribution of the Annuity Account Value within the period of time permitted by the Code. For EDC Contracts, benefits must be distributed within a period not to exceed 15 years (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary). See "Part 9: Tax Aspects of the Contracts."

If a lump sum is selected, it is generally paid through the Equitable Life Access Account(Trademark), an interest bearing checking account. A beneficiary has immediate access to the proceeds by writing a check on the account. We pay interest from the date the lump sum is deposited into the Access Account until the date the Access Account is closed.

PROCEEDS

Application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds and payment of any portion of the Annuity Account Value in the Investment Funds (less any applicable withdrawal charge) will be made within seven days after the Transaction Date. Payments or applications of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interests in the Investment Funds. We can defer payment of any portion of the Annuity Account Value in the Guaranteed Interest Account and in the Fixed Maturity Account for up to six months while you are living.

QUALIFIED PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions. Furthermore, if the plan is intended to comply with Section

404(c), it is the employer's responsibility to see that all the disclosure requirements of Section 404(c) are met.

DISTRIBUTION OF THESE AND
OTHER CONTRACTS

As the distributor of the Contracts, Equico Securities, Inc. (EQUICO), an indirect wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Contracts. Equico also serves as the principal underwriter of the Separate Account under the 1940 Act. Equico is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. Equico's principal business address is 1755 Broadway, New York, New York 10019. For 1994, Equico was paid a fee of $216,920 for its services under a Distribution and Services Agreement.

The Contracts are sold by licensed insurance agents, who are registered representatives of Equico. For Series 400 IRA and NQ Contracts, broker-dealer compensation will not exceed 7 percent of total contributions made under such Contracts. In addition to EQUI-VEST, Equitable Life offers other IRA and NQ annuities with a variety of features. Your Equitable Life Agent can provide complete information, including charges and fees.

The offering of the Contracts is intended to be continuous.

PART 7: DEDUCTIONS AND CHARGES

ALL CONTRACTS

Most charges applied to your Contract apply to all Investment Options. However, Trust Charges to Portfolios and Charges to Investment Funds do not apply to the Guaranteed Interest Account or to the Fixed Maturity Account. See "Allocation of Certain Charges to the Fixed Maturity Account" below.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trust's assets, direct operating expenses of the Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be increased without a vote of that Portfolio's shareholders. The maximum fees are as follows:

                         DAILY AVERAGE NET ASSETS
                     -------------------------------
                        FIRST
                        $350     NEXT $400  OVER $750
                       MILLION    MILLION    MILLION
                     ---------  ---------  ---------
Common Stock,
 Money Market
 and Balanced ......    .400%      .375%      .350%
Aggressive Stock
 and Intermediate
 Government
 Securities ........    .500%      .475%      .450%
High Yield, Global,
 Conservative
 Investors and
 Growth Investors  .    .550%      .525%      .500%

                      DAILY AVERAGE NET ASSETS
                  -------------------------------
                     FIRST
                     $500     NEXT $500   OVER $1
                    MILLION    MILLION    BILLION
                  ---------  ---------  ---------
Quality Bond and
 Growth & Income     .550%      .525%      .500%

                   FIRST
                   $750     NEXT $750  OVER $1.5
                  MILLION    MILLION    BILLION
                ---------  ---------  ---------
EQUITY INDEX  .    .350%      .300%      .250%

                    FIRST
                    $500      NEXT $1   OVER $1.5
                   MILLION    BILLION    BILLION
                 ---------  ---------  ---------
International  .    .900%      .850%      .800%


Investment advisory fees are established under investment advisory agreements between the Trust and its investment adviser, Alliance. All of these fees and expenses are described more fully in the Trust prospectus. Since Trust shares are purchased at their net asset value, these fees and expenses are, in effect, passed on to the Separate Account and are reflected in the Accumulation Unit Values for the Investment Funds.

STATE PREMIUM AND OTHER APPLICABLE TAXES

Currently, we deduct any applicable charges for state and local taxes from the amount applied to provide an annuity distribution option if you elect to annuitize. The current premium tax charge that might be imposed in your state ranges from 0% to 3.5%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

We reserve the right to deduct any such charge from each contribution or from distributions or upon termination. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes at a later time. If, however, an additional tax is later imposed upon us when you withdraw from, terminate or annuitize your Contract, we reserve the right to deduct a charge at such time.

IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY)

CHARGES TO INVESTMENT FUNDS

We make a daily charge at a guaranteed maximum effective annual rate of 1.35% against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers mortality and expense risk charges of 1.10% and expenses of .25%. For a limited period of time we will charge .24% against the assets of the Intermediate Government Securities, Quality Bond, High Yield, Growth

IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY) (Continued)

& Income, Equity Index, Global, International, Conservative Investors and Growth Investors Funds for expenses.

The mortality and expense risk charge is comprised of .60% for mortality risk and .50% for expense risk, although the allocation of these risk charges may vary. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant under guaranteed fixed annuity options, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit.

The expense risk we assume is the risk that, over time, our actual expense of administering the Contracts may exceed the amounts realized from the expense charge and the annual administrative expense charge. Part of the mortality and expense risk charge may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contracts to the extent that the charge is not needed to meet the actual expenses incurred.

The charge for expenses, together with the annual administrative charge described below, is designed to reimburse us for our costs in providing administrative services in connection with the Contracts, and is not designed to include an element of profit.

ANNUAL ADMINISTRATIVE CHARGE

On the last Business Day of each Contract Year, we deduct from the Annuity Account Value an annual administrative charge equal to the lesser of $30 or 2% of the Annuity Account Value on such Business Day (adjusted to include any withdrawals made during the year) for the first two Contract Years, and $30 for each Contract Year thereafter. This charge is deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account, and from the Fixed Maturity Account should collection from the other Options be insufficient and we have not been otherwise reimbursed. This charge will be prorated for a fractional year if, before the end of the Contract Year, you surrender your Contract, the Annuitant dies or you elect an annuity distribution option. Accumulation Units will be redeemed in order to pay any portion of the charge deducted from an Investment Fund. Any portion of the charge deducted from the Guaranteed Interest Account is withdrawn in dollars.

We reserve the right to increase this charge if our administrative costs increase, but the charge is guaranteed never to exceed $65 annually, subject to applicable law. We also reserve the right to eliminate the administrative charge for IRA Contracts and NQ Contracts having a minimum Annuity Account Value of a specified amount currently set at $20,000 and $25,000, respectively. We also reserve the right to deduct this charge on a quarterly, rather than annual, basis.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are deducted from contributions. However, to assist us in defraying the various sales and promotional expenses incurred in connection with selling the Contracts, we assess a charge on amounts withdrawn when you make a partial withdrawal or terminate your Contract if the amount withdrawn is in excess of the free corridor amount (defined below) or if no exception applies. The amount of the withdrawal and the applicable withdrawal charge are deducted pro rata from the Investment Funds and the Guaranteed Interest Account and from the Fixed Maturity Account should collection from the other Options be insufficient. The amount deducted to pay the withdrawal charge is also subject to the withdrawal charge.

The contingent withdrawal charge is equal to 6% of the amount attributable to withdrawn contributions which have been made in the current and five prior Contract Years. In the case of a termination, we will pay the greater of (i) the Annuity Account Value after the withdrawal charge has been imposed, as described above or (ii) the free corridor amount plus 94% of the remaining Annuity Account Value. For purposes of calculating the withdrawal charge (i) we treat contributions as being withdrawn before earnings on a first-in, first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings on NQ Contracts as withdrawn first. See "Part 9: Tax Aspects of the Contracts." Unless you instruct us otherwise, we will make withdrawals from the Investment Funds and the Guaranteed Interest Account in proportion to the amount in them and from the Fixed Maturity Account as you direct. The minimum withdrawal permitted is $300; however, the Annuity Account Value must be at least $500 after the withdrawal is made.

IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY) (Continued)

We reserve the right to change the amount of the contingent withdrawal charge, provided that it will not exceed 6% of the amount deemed attributable to withdrawn contributions. Applicable regulations would not permit such a change where it would be unfairly discriminatory to any person. Moreover, the withdrawal charge will be reduced if needed in order to comply with any state law that applies. The tax consequences of withdrawals are discussed under "Part 9: Tax Aspects of the Contracts."

Free Withdrawal Amount (Free Corridor)

No withdrawal charge will be applied during any Contract Year in which the amount withdrawn is less than or equal to 10% of the Annuity Account Value at the time the withdrawal is requested minus any amount previously withdrawn during that Contract Year. This 10% portion is called the FREE CORRIDOR AMOUNT. Any withdrawal requested that exceeds the free corridor amount will be subject to the contingent withdrawal charge, unless one of the following exceptions applies.

Exceptions to the Contingent Withdrawal Charge

A contingent withdrawal charge generally will not apply upon any of the events listed below. However, we reserve the right to impose such charges, in accordance with your Contract and applicable state law, for pre-existing conditions or conditions which began within 12 months of your Contract Date. The events are:

o   the Annuitant dies and a death benefit is payable to the beneficiary, or

o we receive a properly completed election form providing for the Annuity Account Value to be used to buy a life contingent annuity, or

o the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration, or

o we receive proof satisfactory to us that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician), or

o the Annuitant has been confined to a nursing home for more than a 90 day period (or such other period, if required in your state) as verified by a licensed physician. A nursing home for this purpose means one which is
    (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

  -- its main function is to provide skilled, intermediate, or custodial nursing care;

  --   it provides continuous room and board to three or more persons;

  --   it is supervised by a registered nurse or licensed practical nurse;

  --   it keeps daily medical records of each patient;

  --   it controls and records all medications dispensed; and

  --   its primary service is other than to provide housing for residents.

Additionally, a withdrawal charge will not apply to an IRA or SEP Contract upon the following events:

o the Annuitant has completed at least six Contract Years and has attained age 59 1/2 or

o a request is made for a refund of a contribution in excess of amounts allowed to be contributed under the Code within one month of the date on which the contribution is made.

ALLOCATION OF CERTAIN CHARGES TO THE
FIXED MATURITY ACCOUNT

The annual administration charge and the contingent withdrawal charge will be deducted from the Guaranteed Interest Account and the Investment Funds, as discussed above. In the event that amounts in those Options are insufficient to cover these charges, we reserve the right to deduct those charges from the Fixed Maturity Periods. Charges applied to the Fixed Maturity Periods are considered withdrawals and, as such, will result in a market value adjustment. See "Part 5: The Fixed Maturity Account."

CHARGE ON THIRD PARTY TRANSFER OR EXCHANGE

If you ask us to make a direct transfer to a third party of amounts under your Contract, or request that your Contract be exchanged for another contract or certificate issued by another carrier, we deduct from the Annuity Account Value both a contingent withdrawal charge as described above (if any) and a charge of $25 per occurrence. We reserve the right to increase this $25 fee to a maximum of $65 for each direct transfer or exchange.

ALL EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY)

LIMITATION ON CHARGES

Under the terms of these Contracts, for the Money Market, Balanced, Common Stock and Aggressive Stock Funds, the aggregate amount of the Separate Account charge made to those Funds, the Trust charges for investment advisory fees and the direct operating expenses of the Trust may not exceed a total effective annual rate of 1.75% of the value of the assets held in those Investment Funds.

CHARGES TO INVESTMENT FUNDS

We make a daily charge against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers expenses, expense risks, mortality risks (for the annuity rate guarantee), death benefits (for the minimum death benefit) and financial accounting. For the Money Market, Balanced and Common Stock Funds, the charge is made at an annual rate guaranteed not to exceed 1.49%. For all other Investment Funds, the charge is made at an annual rate guaranteed not to exceed 1.34%.

Specific charges for each series are set forth below:

                   SERIES 100
-----------------------------------------------
                        MONEY MARKET,
                       BALANCED, COMMON   OTHER
                         STOCK FUNDS      FUNDS
                      ----------------  -------
Expenses                     .60%          .60%
Expense Risks                .30           .15
Mortality Risks              .30           .30
Death Benefits               .05           .05
Financial Accounting         .24           .24
--------------------  ----------------  -------

                    SERIES 200
-------------------------------------------------
                          MONEY MARKET,
                         BALANCED, COMMON   OTHER
                           STOCK FUNDS      FUNDS
Expenses and Financial
 Accounting                    .25%          .25%
Expense Risks                  .55           .49
Mortality Risks and
 Death Benefits                .60           .60
----------------------  ----------------  -------

The charge for expenses is designed to reimburse us for various research and development costs and for administrative expenses that exceed the annual administrative charge described below. The expense risk we assume is the risk that, over time, our actual administrative expense may exceed the amounts realized from the expense and the annual administrative expense charges, which may not be increased. The mortality risk we assume is that annuitants, as a group, may live longer than anticipated. The charge for death benefits is designed to assure that adequate proceeds will be available to pay the minimum death benefit. The charge for financial accounting services is designed to reimburse us for our costs in providing those services in connection with the Contracts, and, like the charge for expenses, is not designed to include an element of profit. The total of these charges may be reallocated among the categories of charges shown above; however, we intend to limit any possible reallocation to include only the charges for expense risks, mortality risks and death benefits.

Part of the respective charges for expense risks, mortality risks and death benefits may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contracts to the extent that the charges are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

Except as discussed below, on the last Business Day of each Contract Year we deduct from the Annuity Account Value an annual administrative charge equal to the lesser of $30 or 2% of the Annuity Account Value on such Business Day (adjusted to include any withdrawals made during the year). This charge is deducted from each Investment Option on a pro rata basis. This charge will be prorated for a fractional year if, before the end of the Contract Year, you surrender your Contract, the Annuitant dies or you elect an annuity distribution option. Accumulation Units will be redeemed in order to pay any portion of the charge deducted from an Investment Fund.

Any portion of the charge deducted from the Guaranteed Interest Account is withdrawn in dollars.

Exceptions to Annual Administrative Charge

For IRA, NQ, SEP, Unincorporated TRUSTEED, and Annuitant-Owned HR-10 Contracts, the charge is zero if the Annuity Account Value is at least $10,000 at the end of the Contract Year.

ALL EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)

For TSA, EDC and Corporate TRUSTEED Contracts, the charge is zero if the Annuity Account Value is at least $25,000 at the end of the Contract Year.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are deducted from contributions. However, to assist us in defraying the various and promotional expenses incurred in connection with selling the Contracts, we assess a charge on amounts withdrawn when you make a partial withdrawal or terminate your Contract if the amount withdrawn is in excess of the free corridor amount (defined below) or if no exception applies. The withdrawal charge is deducted pro rata from the Annuity Account Value in addition to the amount of the requested withdrawal; the amount deducted which is applied to pay the withdrawal charge is also subject to the withdrawal charge.

Unless you instruct us otherwise, we will make withdrawals from the Investment Options in proportion to the amount in them. The minimum withdrawal permitted is $300; however, the Annuity Account Value must be at least $500 after the withdrawal is made or we reserve the right to process a total withdrawal.

Free Withdrawal Amount (Free Corridor)

For NQ, TRUSTEED, TSA and QP IRA Contracts, (but not QP IRA group Contracts), no withdrawal charge will be applied during any Contract Year in which the amount withdrawn is less than or equal to 10% of the Annuity Account Value at the time the withdrawal is requested minus any amount previously withdrawn during that Contract Year. This 10% portion is called the FREE CORRIDOR AMOUNT. For EDC, SEP and QP IRA Series 100 and 200 group Contracts, the free corridor amount is available only after three Contract Years have been completed or the Annuitant has reached age 59 1/2 .

HOW THE CONTINGENT WITHDRAWAL CHARGE IS APPLIED FOR SERIES 100 AND 200 NQ AND TRUSTEED CONTRACTS

Partial withdrawals in excess of the free corridor amount will be subject to a withdrawal charge of 6% of the amount of the contributions made during the current and five prior Contract Years. In the case of a termination, we will pay the greater of (i) the Annuity Account Value after the withdrawal charge has been imposed, as described above and after giving effect to any outstanding loan balance (including accrued interest), or (ii) the free corridor amount plus 94% of the remaining Annuity Account Value. For NQ Contracts issued to Annuitants age 59 or older, this percentage will be 95% in the fifth Contract Year and 96% in the sixth Contract Year. For TRUSTEED Contracts issued to Annuitants age 60 or older, this percentage is 95% in the fifth Contract Year. For NQ and TRUSTEED group Contracts, there is no reduction in the contingent withdrawal charge for older Annuitants (referred to above) in the fifth and sixth Contract Year.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn before earnings, on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the federal income tax law treats earnings on NQ Contracts as withdrawn first. See "Part 9: Tax Aspects of The Contracts."

No charge will be applied to any amount withdrawn from an NQ or TRUSTEED Contract if:

o the amount withdrawn is applied to the election of a life annuity distribution option; or

o the Annuitant dies and the death benefit is made available to the beneficiary.

No charge will be applied to any amount withdrawn from a TRUSTEED Contract if:

o the Owner has completed at least five Contract Years and the Annuitant has reached age 59 1/2 ; or

o a request is made for a refund of an excess contribution within one month of the date on which the contribution is made.

No charge will be applied to any amount withdrawn from a Corporate TRUSTEED Contract if the Annuitant has reached age 59 1/2 and has either retired or terminated employment, regardless of the number of completed Contract Years.

HOW THE CONTINGENT WITHDRAWAL CHARGE
IS APPLIED FOR SERIES 100 AND 200 IRA, SEP, TSA, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS

Withdrawals under these Contracts and defaulted loan amounts under TSA Contracts (in excess of the free corridor amount, if applicable) may be subject to a charge of up to 6% of the amount withdrawn or the defaulted loan amount, as the case may be. The percentage charged will be based on the Contract

ALL EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)

Year in which the withdrawal is made, as shown below:

     CONTRACT
     YEAR(S)         CHARGE
----------------  ----------
1 through 5            6%*
6 through 8            5
9                      4
10                     3
11                     2
12                     1
13 and later           0

* This percentage will be reduced to 5% for Contracts issued to Annuitants age 60 or older under individual Contracts only.

The total of all withdrawal charges assessed will not exceed 8% of all contributions made during the current Contract Year and the nine prior Contract Years before the withdrawal is made.

No charge will be applied to any amount withdrawn from an IRA, SEP, TSA, EDC or Annuitant-Owned HR-10 Contract if:

o the Contract Owner has completed at least five Contract Years and the Annuitant has reached age 59 1/2 ;

o a request is made for a refund of an excess contribution within one month of the date on which the contribution is made;

o the Annuitant dies and the death benefit is made available to the beneficiary;

o the Contract Owner has completed at least five Contract Years, the Annuitant has reached age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the Annuitant's age 59 1/2 and allows no prepayment;

o the Contract Owner has completed at least three Contract Years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years that allows no prepayment;

o the amount withdrawn is applied to the election of a life contingent annuity distribution option (this form of payment is not available for Annuitants in governmental EDC plans in New York);

o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of the Annuitant's life expectancy, that allows no prepayment (this provision is available only for Annuitants in governmental EDC plans in New York).

No charge will be applied to any amount withdrawn from a TSA Contract if:

o the Contract Owner has completed at least five Contract Years, the Annuitant has reached age 55 and has separated from service.

No charge will be applied to any amount withdrawn from a SEP Contract funding SARSEP arrangements if:

o the amount withdrawn is a distribution of deferrals disallowed (plus or minus any gain or loss) by reason of the employer's failure to meet the Code's requirement that 50% of eligible employees elect SARSEP within the plan year and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which you were notified of such disallowance; or

o the amount withdrawn is an "excess contribution" (as such term is defined in Section 408(k)(6)(C)(ii) of the Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which the excess contributions were made; or

o the amount withdrawn is an "excess deferral" (as such term is defined in Section 402(g)(2) of the Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which such excess deferrals were made.

We reserve the right to reduce or eliminate the withdrawal charge in certain cases, including transfers to an IRA from another EQUI-VEST Contract. In no event would such reduction or elimination be permitted where it would be unfairly discriminatory to any person.

The tax consequences of withdrawals are discussed under "Part 9: Tax Aspects of the Contracts."

As a result of regulations which apply to EDC plans of governmental employers in New York (NY EDC PLANS), EQUI-VEST Contracts which fund New York EDC Plans contain special provisions which apply to all NY EDC Plans whose EQUI-VEST funding arrangements became effective or were renewed on or after July 1, 1989.

These provisions permit the automatic termination of all Contracts issued in connection with a NY EDC

ALL EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)

Plan five years after the effective date (or any renewal date) of its EQUI-VEST funding arrangement without the deduction of any contingent withdrawal charges. If agreed to by the employer and us, the period may be shorter than five years. A decision to permit the automatic termination of all Contracts would result in the transfer of each Contract's Annuity Account Value to a successor funding vehicle designated by the employer. See "Part 1:
Summary" and "Part 6: Provisions of the Contracts."

The employer sponsoring a NY EDC Plan can prevent such a termination and transfer by renewing the EQUI-VEST funding arrangement in a written notice to us which includes a certification of compliance with procedures under the applicable regulations. We are not responsible for the validity of any certification by the employer. The written notice must be received at our Processing Office and accepted by us not later than seven days before the date on which a transfer would otherwise occur.

No further investment experience, whether positive or negative, will be credited under a NY EDC Plan Contract once the Contract terminates. As with other tax-favored retirement programs in which the funding is affected by actions of a sponsoring employer, we are not required to provide Annuitants with information relating to an employer's decision to exercise any termination right.

PART 8: VOTING RIGHTS

TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o   to elect the Trust's Board of Trustees,

o   to ratify the selection of independent auditors for the Trust, and

o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because the Trust is a Massachusetts business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Contract Owners the opportunity to instruct us how to vote the number of shares attributable to their Contracts. If we do not receive instructions in time from all Contract Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Contract Owners vote.

All Trust shares are entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in Applicable Law and Otherwise," below) may require Contract Owner approval. In that case, Contract Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. We will cast votes attributable to any amounts we have in the Investment Divisions in the same proportion as votes cast by Contract Owners.

VOTING RIGHTS OF OTHERS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of Contract Owners, we currently do not foresee any disadvantages arising out of this. The Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our Contract Owners, we will see to it that appropriate action is taken to protect our Contract Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

PART 9: TAX ASPECTS OF THE CONTRACTS

ANNUITIES

Under Federal income tax law, an individual can purchase an annuity with after-tax dollars and not be taxed on any earnings until he or she receives a distribution from the annuity. Alternatively, an individual, employer or trustee may, subject to various limits, purchase an annuity to fund a tax-favored retirement program, such as an IRA or tax-qualified retirement plan. In many cases, the individual or employer makes contributions to the tax-favored retirement program with pre-tax dollars.

This prospectus generally covers the current, Federal income tax rules that apply to an annuity purchased with after-tax dollars (non-qualified annuity) and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (qualified annuity). A qualified annuity is purchased under a TSA, IRA, SEP, EDC plan or qualified plan. (The term qualified plan includes both plans funded by TRUSTEED and Annuitant- Owned HR-10 contracts.) Although the rules are often similar, you should be aware that an annuity purchased for a tax-favored retirement program may restrict your rights and benefits in order to qualify for its special treatment under the Federal tax law. Special tax rules may apply to individuals with existing arrangements who roll over, exchange or transfer amounts from other annuities or tax- favored arrangements. Some of these rules are noted in this prospectus.

Additional tax information appears in the SAI. This prospectus and the SAI do not provide detailed tax information and do not address state and local income and other taxes, or federal gift and estate taxes. Not every Contract has every feature discussed in this section. Please consult a tax adviser when considering the tax aspects of your Contract.

TAXATION OF NON-QUALIFIED ANNUITIES

Equitable has designed your Contract to qualify as an "annuity" for purposes of Federal income tax law. This includes monitoring the assets of the Trust to make sure the Separate Account complies with the investment diversification requirements applicable to non-qualified variable annuities.

Gains in the Annuity Account Value of the Contract generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to this rule: (1) if a Contract fails the investment diversification requirements; (2) if an individual transfers a Contract as a gift to someone other than a spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer; (3) the assignment or pledge of any portion of the value of a Contract will be treated as a distribution of that portion of the Contract; and (4) when an insurance company (or its affiliate) issues more than one non- qualified deferred annuity Contract during any calendar year to the same taxpayer, the contracts are required to be aggregated in computing the taxable amount of any distribution.

Corporations, partnerships, trusts and other non- natural persons generally cannot defer the taxation of current income credited to the Contract unless an exception under the Code applies.

Prior to the annuity starting date, any partial withdrawals are taxable to the Contract Owner to the extent that there has been a gain in the Annuity Account Value. The balance of the distribution is treated as a return of the "investment" or "basis" in the Contract and is not taxable. Generally, the investment or basis in the Contract equals the contributions made less any amounts previously withdrawn which were not taxable. Special rules may apply if contributions made to another annuity contract prior to August 14, 1982 are transferred to your Contract in a tax-free exchange. To take advantage of these rules, you should notify us prior to such an exchange.

If you surrender your Contract, the distribution is taxable to the extent it exceeds the investment in the Contract.

Once annuity payments begin, a portion of each payment is considered a tax-free return of investment based on the ratio of the investment to the expected return under the Contract. The remainder of each payment will be taxable. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax-free. After the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

The taxable portion of a distribution is treated as ordinary income and is subject to income tax withholding. See "Federal and State Income Tax Withholding," below. In addition, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59-1/2, (2) made on or after the death of the Contract Owner, (3) attributable to the disability of the taxpayer, (4) part of a series of substantially equal installments as an annuity for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity contract prior to August 14, 1982 which are transferred to the Contract in a tax-free exchange.

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 6, the beneficiary is generally subject to the same tax treatment as the Contract Owner (discussed above).

If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect your investment in the Contract.

Special distribution requirements apply upon the death of the owner of a non-qualified annuity. See "Part 1--Tax Rules: Special Aspects" in the SAI.

SPECIAL RULES FOR TAX-FAVORED
RETIREMENT PROGRAMS

An annuity Contract may be used to fund certain tax-favored retirement programs.

The Code describes how a retirement program can qualify for tax-favored status and sets requirements for various features including: participation, nondiscrimination, vesting and funding; limits on contributions, distributions and benefits; penalties; duties of fiduciaries; prohibited transactions; and withholding, reporting and disclosure. This section provides a brief description of the various tax-favored retirement programs which can be funded through EQUI- VEST. More information appears in the SAI. Certain tax advantages of a tax-favored retirement program may not be available under state and local tax laws.

TAX-QUALIFIED RETIREMENT PLANS
(QUALIFIED PLANS)

Corporations, partnerships and sole proprietorships may establish qualified plans for the working owners and their employees which provide for contributions to be made to the Contracts. Both employer and employee contributions to these plans are subject to a variety of limitations, some of which are discussed here briefly. Certain penalties for violating contribution limits are discussed further in the SAI. Qualified plans must not discriminate in favor of highly compensated employees. In addition, "top heavy" rules apply to plans where more than 60% of the account balances are allocated to "key employees" as defined in the Code. See your tax adviser for more information.

The annual limit of employer and employee contributions (as defined in Section 415(c) of the Code) which may be made on behalf of an employee to all of the defined contribution plans of an employer is the lesser of $30,000 or 25% of compensation or earned income. Compensation or earned income in excess of $150,000 cannot be considered in calculating contributions to the plan. This amount may be adjusted for cost of living changes in future years. Any reallocated forfeitures and voluntary nondeductible employee contributions will generally be included for purposes of the contribution limit. For individuals who are self-employed persons or owner- employees, earned income is based on net earnings from self- employment (less the deduction for one-half the individual's self-employment tax), reduced by the qualified plan contributions made on behalf of such person. Salary reduction contributions made under a cash or deferred arrangement (401(K) PROGRAM) are limited to $7,000, adjusted annually for cost of living changes. In 1995, the annual dollar limit for these "elective deferrals" is $9,240. This limit applies to the aggregate of all elective deferrals under all tax-favored plans in which the individual participates, including those made under SARSEPs, EDC plans and TSAs.

Section 404 of the Code provides limitations on the deductibility of contributions to qualified plans. Employer deductions for contributions to profit sharing plans cannot exceed 15% of all plan participants' compensation. Employer deductions for contributions to defined contribution plans other than profit sharing plans cannot exceed the total of the employer contributions required under the plan to be allocated to the accounts of all plan participants.

Special limits on contributions apply to anyone who participates in more than one qualified plan or who controls another trade or business. There is also an overall limit on the total amount of contributions and benefits under all tax-favored retirement programs in which a person participates.

In certain cases a Contract may be funded by a tax-deferred rollover contribution not subject to the above limits.

TAX-SHELTERED ANNUITY
(TSAS) ARRANGEMENTS

An employee of an employer which is either (i) an organization described in
Section 501(c)(3) of the Code which is exempt from Federal income tax under
Section 501(a) of the Code or (ii) a state, political subdivision of a state, or an agency or instrumentality of any one or more of these entities (but only where the employee performs services for an educational organization described in Section 170(b)(1)(A)(ii) of the Code) may exclude from Federal gross income for a tax year contributions made by the employer to a TSA Contract. Some or all of the contributions may be made under a salary reduction agreement between the employee and the employer, subject to certain limitations. Generally, the contribution limit is the lowest of the following: (1) the annual limit on employer contributions to TSAs, (2) the annual exclusion allowance for the employee (20% of includable salary times years of service less previous contributions to qualified plans, TSAs and EDC plans) and (3) the annual limit on all elective deferrals, discussed in "Tax Qualified Retirement Plans (Qualified Plans)," above. Contributions under a salary reduction agreement cannot exceed $9,500 per year. Special provisions may allow "catch- up" contributions to compensate for smaller contributions made in previous years. In addition, there may be adverse tax consequences for excess elective deferrals. See "Penalties for Excess Deferrals" in the SAI. Tax-free transfer or rollover contributions from another TSA arrangement are not subject to the above limits. Note, however, that the maximum salary reduction contribution that may be made by an annuitant who participates both in a TSA arrangement and an EDC plan will be limited to the maximum allowed under Code Section 457 (i.e., generally $7,500).

Employees are permitted to enter into only one salary reduction agreement per year with each Employer. Equitable Life and its Agents are not responsible for monitoring such agreements.

See the discussion in Part 6 under "Loans (for TSA and Corporate TRUSTEED only)", the discussion below and in Part 2 of the SAI for certain additional rules covering loans from TSAs.

DISTRIBUTIONS FROM QUALIFIED PLANS
AND TSAS

Amounts held under qualified plans and TSAs are generally not subject to Federal income tax until benefits are distributed. Generally, amounts distributed are fully taxable as ordinary income. In addition, qualified plan and TSA distributions may be subject to additional tax penalties. For information regarding tax penalties which may apply, see "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions". The SAI contains additional information about qualified plan distributions, including penalties on excessive retirement plan distributions.

In certain cases, direct transfers between TSA issuers are not treated as taxable distributions. A tax- deferred rollover, if permitted, can also postpone taxation. See ''Tax-Free Rollover," in this section. For rules requiring 20% Federal income tax withholding applicable to certain distributions from qualified plans or TSAs, see "Federal and State Income Tax Withholding" below.

If a Contract is surrendered for its value, the distribution is taxable to the extent the amount received exceeds the basis (if any). A taxpayer will have a basis in the Contract if, for example, after-tax contributions have been made.

The amount of any partial distribution from a qualified plan or a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. In certain situations, taking a loan or failing to repay an outstanding loan as required may be treated as a partial distribution.

If an annuity distribution option is elected, any basis will be recovered under the rules which apply to non-qualified annuities. See "Taxation of Non-qualified Annuities."

Qualified plan distributions may be eligible for the special tax treatment accorded lump sum distributions (favorable five-year averaging, and in certain cases, favorable ten-year averaging and long-term capital gain treatment). This treatment is not available unless the balance to the credit of a plan participant who has participated in the plan for at least five years is paid to the recipient within one taxable year, and is payable (i) after the participant attains age 59-1/2 or (ii) on account of the participant's (a) death, (b) separation from service (not applicable to self-employed individuals), or (c) disability (applicable only to self-employed individuals).

The rules governing taxation of distributions made on account of the death of the Annuitant in a qualified plan or TSA are similar to those governing death benefit distributions in non-qualified annuities. See "Taxation of Non-Qualified Annuities," above. In some instances, distributions from a qualified plan or TSA made to a surviving spouse may be rolled over to an IRA or other individual retirement arrangement on a tax-deferred basis. See "Tax Free Rollover," and "Tax-Qualified Individual Retirement Annuities (IRAs)," below.

Tax Free Rollover

Any distribution from a qualified plan or a TSA which is an "eligible rollover distribution" may be rolled over into another eligible retirement plan, either as a direct rollover or a rollover within 60 days of receiving the distribution. To the extent a distribution is rolled over, it remains tax deferred.

A distribution from a qualified plan may be rolled over to another qualified plan which will accept rollover contributions or an individual retirement arrangement; a TSA distribution may be rolled over to another TSA or individual retirement arrangement. Death benefits received by a spousal beneficiary may only be rolled over to an IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under the Code. Distributions which cannot be rolled over generally include periodic payments for life or for a period of 10 years or more, and minimum distributions required under Section 401(a)(9) of the Code (discussed below). Eligible rollover distributions are discussed in greater detail under "Federal and State Income Tax Withholding", below.

Required Minimum Distributions

Distributions from qualified plans and TSAs generally must commence no later than April 1st of the calendar year following the calendar year in which the Annuitant attains age 70-1/2. Subsequent distributions must be made by December 31st of each calendar year. If the Annuitant does not commence minimum distributions in the calendar year in which the Annuitant attains age 70 1/2 , and waits until the three month (January 1-April 1) period in the next calendar year to commence minimum distributions, then the Annuitant must take two required minimum distributions in that calendar year. Special rules may apply, however, to Annuitants in church or governmental plans and with respect to TSA contributions made prior to 1987. To take advantage of these rules, you must properly notify us in writing at our Processing Office if you have qualifying amounts transferred to your TSA Contract.

Distributions may be in the form of a life annuity, a joint and survivor annuity, or some other periodic or lump sum payout which does not extend beyond the life or life expectancy of the Annuitant or the lives or joint life expectancies of the Annuitant and a beneficiary.

If an Annuitant dies before required distributions begin, distributions of the entire interest under the Contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the Annuitant's death and are made over the beneficiary's life or over a period certain which does not extend beyond the Beneficiary's life expectancy. If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the Annuitant would have attained age 70-1/2. In the alternative, such spouse can roll over the death benefit to an IRA. See "Tax-Free Rollover" above. If an Annuitant dies after required payments have begun, payments after death must continue to be made at least as rapidly as the payments made before the death of the Annuitant. Distributions received by a beneficiary are generally given the same tax treatment the Annuitant would have received if distribution had been made to the Annuitant.

Limitations on Distributions

Restrictions apply to the salary reduction (elective deferral) portion of a TSA or 401(k) program, including both contributions and earnings. Distributions of restricted salary reduction amounts generally may be made only if the Annuitant attains age 59-1/2, dies, is disabled, separates from service or on account of financial hardship. Hardship withdrawals are limited to the amount actually contributed under a salary reduction agreement, without earnings. These restrictions do not apply to the amount of your TSA Contract as of December 31, 1988 attributable to salary reduction contributions and earnings (or to the extent such amount is properly carried over from an existing TSA to an EQUI-VEST TSA Contract). To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA Contract.

Spousal consent rules

In the case of many qualified plans and certain TSAs, if an Annuitant is married at the time a loan, withdrawal, or other distribution is requested under the Contract, spousal consent is required. In addition, unless the Annuitant elects otherwise with the written consent of the spouse, the retirement benefits payable under the plan or arrangement must be paid in the form of a "qualified joint and survivor annuity" (QJSA). A QJSA is an annuity payable for the life of the Annuitant with a survivor annuity for the life of the spouse in an amount which is not less than one-half of the amount payable to the Annuitant during his or her lifetime. In addition, a married Annuitant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

TAX-QUALIFIED INDIVIDUAL RETIREMENT
ANNUITIES (IRAS)

Your Contract is designed to qualify as an IRA under Section 408(b) of the Code. Your rights under the Contract cannot be forfeited.

This prospectus contains the information which the IRS requires to be disclosed to an individual before he or she purchases an IRA.

This section of Part 9 covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

We have received a favorable opinion letter from the IRS approving both the form of individual Contract and group certificate for EQUI-VEST Series 100 and 300 Contracts as an IRA. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment. The Contract is also subject to certain state regulatory requirements. We expect to secure a favorable opinion letter from the IRS concerning the form of EQUI-VEST Series 400 Contract as an IRA.

Cancellation

You can cancel a Contract issued as an IRA by following the directions in
Part 1 under "10-Day Free Look." Since there may be adverse tax consequences if a Contract is cancelled (and because we are required to report to the IRS certain IRA distributions from cancelled IRAs), you should consult with a tax adviser before making any such decision. If you cancel this Contract, you may establish a new individual retirement arrangement if at the time you meet the requirements for establishing an individual retirement arrangement.

Contributions to IRAs

The Code permits a working individual to make deductible or nondeductible contributions to a Contract that qualifies as an IRA. The Code also allows tax-free rollovers (directly or otherwise) of certain distributions from tax-qualified plans which are used to purchase an IRA. A separate IRA Contract (QP IRA), subject to separate charges, can be issued to accept these tax-free rollovers as contributions.

Contributions you make may be any of "regular" IRA contributions, rollovers, or direct custodian-to- custodian transfers from other individual retirement arrangements ("direct transfers"). See "Contributions Under the Contracts" in
Part 6. The immediately following discussion relates to "regular" IRA contributions.

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limits may be less where the individual's earnings are above the applicable amount. These limits do not apply to rollover or direct transfer contributions into an IRA.

If neither the individual nor the individual's spouse is covered during any part of the taxable year by an employer-sponsored tax-favored retirement plan (including a qualified plan, TSA or SEP, but not an EDC plan), then regardless of adjusted gross income (AGI), each working spouse may make a deductible contribution to an IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation. If the spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $2,250 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement). The non- working spouse owns his or her individual retirement arrangements, even if the working spouse makes contributions to purchase the spousal individual retirement arrangements.

In certain cases, individuals covered by a tax- favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

If the individual is single and covered by a retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $25,000 and $35,000. If the individual is married and files a joint return, and either the individual or the spouse is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $40,000 and $50,000. If the individual is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduc-tion phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, an individual is entitled to the Maximum Permissible Dollar Deduction. In computing the partial IRA deduction the individual must round the amount of the deduction to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.

If the individual (or the individual's spouse, unless the couple has lived apart the entire taxable year and their filing status is married, filing separately) is covered by a tax-favored retirement plan, the deduction for IRA contributions must be computed using one of two methods. Under the first method, the individual determines AGI and subtracts $25,000 if the individual is a single person, $40,000 if the individual is married and files a joint return with the spouse, or $0 if the individual is married and files a separate return. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for IRA contributions using the following formula:

  $10,000-EXCESS AGI
 -------------------- x Maximum Permissible =  Adjusted Dollar
        $10,000           Dollar Deduction    Deduction Limited

Under the second method, the individual determines his or her Excess AGI and then refers to the following chart originally prepared by the IRS to determine the deduction.

IRS Chart
-----------------------------------------------------------------------------

                          ESTIMATED DEDUCTION TABLE

If your Maximum Permissible Dollar Deduction is $2,000, use this table to estimate the amount of your contribution which will be deductible.

 EXCESS AGI     DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION
------------  -----------  ------------  -----------  ------------  -----------  ------------  -----------
    $    0       $2,000        $2,550       $1,490        $5,050        $990        $ 7,550        $490
        50        1,990         2,600        1,480         5,100         980          7,600         480
       100        1,980         2,650        1,470         5,150         970          7,650         470
       150        1,970         2,700        1,460         5,200         960          7,700         460
       200        1,960         2,750        1,450         5,250         950          7,750         450
       250        1,950         2,800        1,440         5,300         940          7,800         440
       300        1,940         2,850        1,430         5,350         930          7,850         430
       350        1,930         2,900        1,420         5,400         920          7,900         420
       400        1,920         2,950        1,410         5,450         910          7,950         410
       450        1,910         3,000        1,400         5,500         900          8,000         400
       500        1,900         3,050        1,390         5,550         890          8,050         390
       550        1,890         3,100        1,380         5,600         880          8,100         380
       600        1,880         3,150        1,370         5,650         870          8,150         370
       650        1,870         3,200        1,360         5,700         860          8,200         360
       700        1,860         3,250        1,350         5,750         850          8,250         350
       750        1,850         3,300        1,340         5,800         840          8,300         340
       800        1,840         3,350        1,330         5,850         830          8,350         330
       850        1,830         3,400        1,320         5,900         820          8,400         320
       900        1,820         3,450        1,310         5,950         810          8,450         310
       950        1,810         3,500        1,300         6,000         800          8,500         300
     1,000        1,800         3,550        1,290         6,050         790          8,550         290
     1,050        1,790         3,600        1,280         6,100         780          8,600         280
     1,100        1,780         3,650        1,270         6,150         770          8,650         270
     1,150        1,770         3,700        1,260         6,200         760          8,700         260
     1,200        1,760         3,750        1,250         6,250         750          8,750         250
     1,250        1,750         3,800        1,240         6,300         740          8,800         240
     1,300        1,740         3,850        1,230         6,350         730          8,850         230
     1,350        1,730         3,900        1,220         6,400         720          8,900         220
     1,400        1,720         3,950        1,210         6,450         710          8,950         210
     1,450        1,710         4,000        1,200         6,500         700          9,000         200
     1,500        1,700         4,050        1,190         6,550         690          9,050         200
     1,550        1,690         4,100        1,180         6,600         680          9,100         200
     1,600        1,680         4,150        1,170         6,650         670          9,150         200
     1,650        1,670         4,200        1,160         6,700         660          9,200         200
     1,700        1,660         4,250        1,150         6,750         650          9,250         200
     1,750        1,650         4,300        1,140         6,800         640          9,300         200
     1,800        1,640         4,350        1,130         6,850         630          9,350         200
     1,850        1,630         4,400        1,120         6,900         620          9,400         200
     1,900        1,620         4,450        1,110         6,950         610          9,450         200
     1,950        1,610         4,500        1,100         7,000         600          9,500         200
     2,000        1,600         4,550        1,090         7,050         590          9,550         200
     2,050        1,590         4,600        1,080         7,100         580          9,600         200
     2,100        1,580         4,650        1,070         7,150         570          9,650         200
     2,150        1,570         4,700        1,060         7,200         560          9,700         200
     2,200        1,560         4,750        1,050         7,250         550          9,750         200
     2,250        1,550         4,800        1,040         7,300         540          9,800         200
     2,300        1,540         4,850        1,030         7,350         530          9,850         200
     2,350        1,530         4,900        1,020         7,400         520          9,900         200
     2,400        1,520         4,950        1,010         7,450         510          9,950         200
     2,450        1,510         5,000        1,000         7,500         500         10,000           0
     2,500        1,500

---------------
Excess AGI = Your AGI minus your THRESHOLD LEVEL:
             If you are single, your Threshold Level is $25,000.
             If you are married, your Threshold Level is $40,000.
             If you are married and file a separate tax return, your Excess AGI = your AGI.

Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70-1/2 or any tax year after that. A working spouse age 70-1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal IRA for a non-working spouse until the year in which the non-working spouse reaches age 70-1/2.

An individual not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions may not, however, together exceed the lesser of the $2,000 limit (or $2,250 spousal limit) or 100% of compensation for each tax year. See "Excess Contributions." Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from IRA Contracts."

An individual making nondeductible contributions in any taxable year, or receiving amounts from any IRA to which he or she has made nondeductible contributions, must file the required information with the IRS. Moreover, individuals making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until interests in such IRAs are fully distributed.

Excess Contributions

No deduction for a tax year is allowed for "regular" IRA contributions in excess of the maximum amounts discussed above. In addition, "regular" IRA contributions (whether deductible or nondeductible) in excess of the lesser of $2,000 or 100% of compensation or earned income are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. An excess contribution withdrawn, however, before the time for filing the individual's federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income for the tax year in which the excess contribution from which they arose was made and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions), the "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,250 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be removed by underutilizing the allowable contribution limits for a later year.

If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

Tax-Free Transfers and Rollovers

Under the conditions and limitations of the Code, an individual may elect for each IRA to make a tax-free rollover once every twelve month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). An individual may also make a rollover contribution into an IRA with the proceeds of certain distributions from qualified retirement plans and TSAs (see below). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.

Your IRA Contract will accept a rollover from an individual retirement account or retirement bond or another IRA that consists of amounts which were accumulated from previous individual retirement accounts or IRA contributions (and any earnings thereon) and amounts derived from eligible rollover distributions from qualified plans and TSAs (and any earnings thereon). A separate QP IRA Contract designed to serve as a "conduit" IRA can be issued for any rollovers containing amounts derived from qualified plans or TSAs, since these amounts may be eligible to be rolled over into another qualified plan or TSA which accepts such contributions.

The rollover amount must be transferred to the Contract either as a direct rollover of an "eligible rollover distribution" or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. The taxable portion of any distribution (except for any required minimum distribution described under Section 401(a)(9) of the Code) to a qualified plan or TSA participant may be rolled over tax-free to an IRA (or in the case of a qualified plan) another qualified plan or (in the case of TSAs) another TSA, unless the distribution is one of a series of substantially equal periodic payments made (not less frequently than annually) (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of ten years or more.

The same tax-free treatment applies to amounts withdrawn from the Contract and rolled over into other individual retirement arrangements unless the distribution was received under an inherited IRA.

Tax-free rollovers are also available to the surviving spouse beneficiary, of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan or TSA. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

Distributions from IRA Contracts

Income or gains on contributions under IRAs are not subject to Federal income tax until benefits are distributed to the individual. Except as discussed below, the amount of any distribution from an IRA is fully includable by the individual in gross income.

If the individual makes nondeductible IRA contributions, those contributions are recovered tax-free when distributions are received. The individual must keep records of all nondeductible contributions. At the end of each tax year in which the individual has received a distribution, the individual determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the individual at the end of the tax year (including rollover IRAs and SEPs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the nontaxable portion of each distribution.

In addition, a distribution (other than a required minimum distribution received after age 70-1/2) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions," (2) the entire amount received is rolled over to another individual retirement arrangement (see "Tax-Free Transfers and Rollovers") or (3) in certain limited circumstances, where the IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that accepts such contributions.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long- term capital gain treatment) available in certain cases to distributions from qualified plans. Distributions from IRAs generally must commence no later than April 1st of the calendar year following the calendar year in which the individual attains age 701/2. Subsequent distributions must be made by December 31st of each calendar year. If the individual does not commence minimum distributions in the calendar year in which the individual attains age 70 1/2 and waits until the three month (January 1-April 1) period in the next calendar year to commence minimum distributions, then the individual must take two required minimum distributions in that calendar year. Distributions can generally be made (1) in a lump sum payment, (2) over the life of the individual, (3) over the joint lives of the individual and his or her designated beneficiary, (4) over a period not extending beyond the life expectancy of the individual or (5) over a period not extending beyond the joint life expectancies of the individual and his or her designated beneficiary.

The minimum amount required to be distributed in each year after age 70-1/2 is described in the Code and Treasury regulations. An individual may recompute his or her life expectancy each year so that the minimum distribution amount each year is based on the individual's current life expectancy as well as that of the spouse. No recomputation of life expectancy is permitted, however, for a beneficiary other than a spouse. If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your IRA. See "Tax Penalties for Insufficient Distributions" below.

If the individual dies after required distribution has begun, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. If an individual dies before required distributions begin, distributions of the individual's entire interest under the Contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy. If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70-1/2. In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA. Under Series 300 and 400 Contracts, if you elect to have your spouse be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then your surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death. Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

Prohibited Transaction

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Contract as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59-1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions."

Illustration of Guaranteed Rates

The following two tables which the IRS requires us to furnish to prospective IRA Contract Owners illustrate guaranteed rates for contributions assumed to be allocated entirely to the Guaranteed Interest Account under Series 300 and 400 Contracts. Table I illustrates a $1,000 contribution made annually on the Contract Date and on each subsequent anniversary, assuming no withdrawals or transfers were made from the Contract. Table II assumes a single initial contribution of $1,000, with no further contributions, withdrawals or transfers. The 3% guaranteed rate is the minimum guaranteed interest rate in the Contract.

As explained in "Part 7: Deductions and Charges," the values shown assume the contingent withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each Contract Year in which the Annuity Account Value is less than $20,000.

To find the appropriate value for the end of the Contract Year at any attained age, subtract the issue age (age nearest birthday) from the attained age and enter the table at the corresponding year. Years that correspond to an attained age in excess of 70 should be ignored.

The information shown in the tables should be considered in light of your present age and (with respect to Table I) your ability to contribute $1,000 annually. You should also understand that in order to avoid severe tax penalties, distribution of the values under your Contract generally must commence not later than April 1st of the calendar year after the calendar year you attain age 70-1/2. Subsequent distributions must be made by December 31st of each calendar year. See "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions." Any change in the amounts contributed annually, or in the amount of the single contribution, would, of course, change the results shown.

                                   TABLE I
                          ANNUITY ACCOUNT VALUES AND
                                 CASH VALUES
                 (Assuming $1,000 Contributions Made Annually
                    at the beginning of the Contract Year)

          3% MINIMUM GUARANTEE
--------------------------------------
               ANNUITY
 CONTRACT      ACCOUNT
 YEAR END       VALUE       CASH VALUE
----------  ------------  ------------
      1      $  1,009.40   $    954.89
      2         2,039.68      1,929.54
      3         3,100.87      2,933.43
      4         4,193.90      3,967.43
      5         5,319.72      5,032.45
      6         6,479.31      6,129.42
      7         7,673.69      7,313.69
      8         8,903.90      8,543.90
      9        10,171.01      9,811.01
     10        11,476.14     11,116.14
     11        12,820.43     12,460.43
     12        14,205.04     13,845.04
     13        15,631.19     15,271.19
     14        17,100.13     16,740.13
     15        18,613.13     18,253.13
     16        20,201.53     19,841.53
     17        21,837.57     21,477.57
     18        23,522.70     23,162.70
     19        25,258.38     24,898.38
     20        27,046.13     26,686.13
     21        28,887.52     28,527.52
     22        30,784.14     30,424.14
     23        32,737.67     32,377.67
     24        34,749.80     34,389.80
     25        36,822.29     36,462.29
     26        38,956.96     38,596.96
     27        41,155.67     40,795.67
     28        43,420.34     43,060.34
     29        45,752.95     45,392.95
     30        48,155.53     47,795.53
     31        50,630.20     50,270.20
     32        53,179.11     52,819.11
     33        55,804.48     55,444.48
     34        58,508.61     58,148.61
     35        61,293.87     60,933.87
     36        64,162.69     63,802.69
     37        67,117.57     66,757.57
     38        70,161.10     69,801.10
     39        73,295.93     72,935.93
     40        76,524.81     76,164.81
     41        79,850.55     79,490.55
     42        83,276.07     82,916.07
     43        86,804.35     86,444.35
     44        90,438.48     90,078.48
     45        94,181.64     93,821.64
     46        98,037.08     97,677.08
     47       102,008.20    101,648.20
     48       106,098.44    105,738.44
     49       110,311.40    109,951.40
     50       114,650.74    114,290.74

                                   TABLE II
                          ANNUITY ACCOUNT VALUES AND
                                 CASH VALUES
                (Assuming a Single Contribution of $1,000 and
                           No Further Contribution)

        3% MINIMUM GUARANTEE
--------------------------------------
                         ANNUITY
       CONTRACT          ACCOUNT
       YEAR END           VALUE     CASH VALUE
--------------------  -----------  ----------
           1            $1,009.40   $  954.89
           2             1,018.89      963.87
           3             1,019.46      964.40
           4             1,020.04      964.96
           5             1,020.64      965.53
           6             1,021.26      966.11
           7             1,021.90    1,021.90
           8             1,022.55    1,022.55
           9             1,023.23    1,023.23
          10             1,023.93    1,023.93
          11             1,024.65    1,024.65
          12             1,025.38    1,025.38
          13             1,026.15    1,026.15
          14             1,026.93    1,026.93
          15             1,027.74    1,027.74
          16             1,028.57    1,028.57
          17             1,029.43    1,029.43
          18             1,030.31    1,030.31
          19             1,031.22    1,031.22
          20             1,032.16    1,032.16
          21             1,033.12    1,033.12
          22             1,034.11    1,034.11
          23             1,035.14    1,035.14
          24             1,036.19    1,036.19
          25             1,037.28    1,037.28
          26             1,038.40    1,038.40
          27             1,039.55    1,039.55
          28             1,040.73    1,040.73
          29             1,041.96    1,041.96
          30             1,043.22    1,043.22
          31             1,044.51    1,044.51
          32             1,045.85    1,045.85
          33             1,047.22    1,047.22
          34             1,048.64    1,048.64
          35             1,050.10    1,050.10
          36             1,051.60    1,051.60
          37             1,053.15    1,053.15
          38             1,054.74    1,054.74
          39             1,056.39    1,056.39
          40             1,058.08    1,058.08
          41             1,059.82    1,059.82
          42             1,061.61    1,061.61
          43             1,063.46    1,063.46
          44             1,065.37    1,065.37
          45             1,067.33    1,067.33
          46             1,069.35    1,069.35
          47             1,071.43    1,071.43
          48             1,073.57    1,073.57
          49             1,075.78    1,075.78
          50             1,078.05    1,078.05

SIMPLIFIED EMPLOYEE PENSIONS (SEPS)

An employer can establish a SEP for its employees and can make contributions to a Contract for each eligible employee. A SEP Contract is a form of IRA Contract, owned by the employee-Annuitant and most of the rules applicable to IRAs discussed above apply. A major difference is the amount of permissible contributions. Rules similar to those discussed above under "Tax Qualified Retirement Plans" (Qualified Plans) apply. Due to statutory limits, in 1995 an employer can annually contribute an amount for an employee up to the lesser of $22,500 or 15% of the employee's compensation, determined without taking into account the employer's contribution to the SEP. This $22,500 maximum, based on the statutory compensation limit of $150,000, may be adjusted for cost of living changes in future years. Under our current practice, IRA contributions by the employee may not be made under a SEP Contract and are put into a separate IRA Contract. Employers with 25 or fewer eligible employees may allow such employees to make salary reduction contributions to a SEP (SARSEP). SARSEP programs are subject to a number of special rules, some of which are discussed in the SAI.

On or about November 1, 1995, SEP plans will be available under EQUI-VEST Series 300. Thereafter, EQUI-VEST SEP Series 200 will only be available in states where the 300 Series is not available.

PUBLIC AND TAX-EXEMPT ORGANIZATION
EMPLOYEE DEFERRED COMPENSATION
PLANS (EDC PLANS)

Employees and independent contractors who perform services for a state (including any subdivision or agency of the state) or other tax-exempt employer may exclude from Federal gross income certain salary reduction amounts. To qualify, the employer must maintain an EDC plan satisfying the requirements of Section 457 of the Code. EQUI-VEST Series 100 or 200 Contracts are used to fund EDC plans that must be owned by the employer, and are subject to the claims of the employer's general creditors. However, the EDC plan may permit the employee to choose among various investment options. Tax-exempt, non-governmental employers are generally subject to ERISA, and may be required by the provisions of that Act to limit participation in an EDC plan to a select group of management or highly compensated employees.

Generally, the maximum contribution amount that can be excluded from gross income in any tax year under an EDC plan is 33 1/3 % of the employee's "includable compensation," up to $7,500. Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan.

In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, separates from service or in the event of an unforeseen emergency. Income or gains on contributions under an EDC plan are subject to Federal income tax when amounts are distributed or made available to the employee or beneficiary.

Distributions from EDC plans generally must commence no later than April 1st of the calendar year following the calendar year in which the employee attains 70-1/2. Special rules apply, however, to employees in EDC plans which are governmental plans.

If the Annuitant does not commence minimum distributions in the calendar year in which the Annuitant attains age 70 1/2 , and waits until the three month (January 1-April 1) period in the next calendar year to commence minimum distributions, then the Annuitant must take two required minimum distributions in that calendar year.

Distributions from an EDC plan may not be rolled over or transferred to an IRA.

Distributions to an EDC plan participant are characterized as "wages" for income tax reporting and withholding purposes. No election out of withholding is possible. See "Federal and State Income Tax Withholding," below. These amounts are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred. In certain circumstances, receipt of payments from an EDC plan may result in a reduction of an employee's Social Security benefits.

If the EDC plan so provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and will be taxed as the payments are received. However, the death benefits must be received within 15 years of the date of the deceased employee's death (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary).

Due to unrelated business income tax rules, annuity Contracts may not be an appropriate funding vehicle for an EDC plan maintained by any organization exempt from tax under the following Code Sections: 501(c)(7) (social club); 501(c)(9) (VEBA); 501(c)(17) (supplemental unemployment compensation benefit plan trust); or 501(c)(20) (legal services plan trust). Please contact your tax adviser to see if these limits may apply to your EDC plan.

PENALTY TAX ON EARLY DISTRIBUTIONS

Distributions from a qualified plan or TSA will be subject to a 10% penalty tax unless the distribution is made on or after the Annuitant's death, attributable to the Annuitant becoming disabled, or when the Annuitant reaches age 59-1/2. The penalty tax will also not apply if the Annuitant (i) separates from service and elects a payout over his or her life or life expectancy (or joint and survivor lives or life expectancies), (ii) has attained age 55 and separates from service, or (iii) uses the distribution to pay certain extraordinary medical expenses. The taxable portion of IRA and SEP distributions are also subject to the 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, or (3) on or after the date when you reach age 59 1/2 . A payout over your life or life expectancy (or joint and survivor lives or life expectancies), which is part of a series of substantially equal periodic payments made at least annually, is also not subject to penalty tax.

This penalty tax does not apply to employees in an EDC plan.

TAX PENALTIES FOR INSUFFICIENT
DISTRIBUTIONS

Annuitants must begin receiving minimum distributions from an IRA, SEP, TSA, qualified plan or EDC plan no later than April 1st of the calendar year following the calendar year in which the Annuitant attains age 70-1/2. Once distributions begin, subsequent distributions must be made by December 31st of each calendar year. Failure to make required distributions may cause the disqualification of the IRA, SEP, TSA, qualified plan, or EDC plan.

Disqualification results in current taxation of the Annuitant's entire benefit. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. Special rules may apply, however, to Annuitants in church or governmental plans and with respect to TSA contributions made prior to 1987.

We are not permitted to make distributions from a Contract before the Retirement Date unless a request has been made. It is your responsibility to comply with the minimum distribution rules. You should consult with your tax adviser concerning these rules and their proper application to your situation.

FEDERAL AND STATE INCOME TAX
WITHHOLDING

Equitable Life is required to withhold Federal income tax on the taxable portion of pension payments and payments from annuity contracts. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. (In the case of TRUSTEED Contracts which continue to be owned by the trustee, any required Federal income tax withholding is the responsibility of the plan administrator.) Unless the payment is an "eligible rollover distribution" from a qualified plan or a TSA, the recipient generally may elect not to be subject to income tax withholding. However, payments under EDC plans are also subject to mandatory wage withholding rules; no election out is permitted. The employer (and not Equitable Life) is generally responsible for such wage withholding.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of Federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state withholding, even if Federal withholding applies. It is not clear whether such states may require mandatory withholding with respect to eligible rollover distributions (described below). Contact your tax adviser to see how state income tax withholding may apply to your payment.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax adviser if you may be affected by such rules. Withholding may also apply to taxable amounts paid under a 10-day free look cancellation.

Elective Withholding

Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Contract. The Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding.

A recipient of periodic payments (e.g., monthly or annual payments, other than "eligible rollover distributions" discussed below), which total less than a certain Federal minimum (for 1995, $13,900 per year) will generally be exempt from the Federal income tax withholding rules, unless the recipient elects to have tax withheld. A recipient of periodic payments which equal or exceed the Federal minimum (for 1995, $13,900) will generally be subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. A withholding election may be revoked at any time and remains effective until revoked. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a partial or total non-periodic distribution (other than "eligible rollover distributions" discussed below) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right, if any, to make withholding elections.

Mandatory Withholding From Qualified Plans and TSAs

All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the employee elects to have the distribution directly rolled over to a qualified plan or individual retirement arrangement. An "eligible rollover distribution" is a distribution from a qualified plan or TSA of the taxable portion of all or any portion of the balance to the credit of an employee (other than a required minimum distribution made under Section 401(a)(9) of the Code) unless the distribution is one of a series of substantially equal periodic payments made (not less frequently than annually) (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, applicable income tax regulations provide that the following are not eligible rollover distributions subject to mandatory 20% withholding:

o certain corrective distributions under Code Sections 401(k), 401(m) and 402(g);

o   certain loans that are treated as distributions;

o P.S. 58 costs (incurred if the plan provides life insurance protection for participants); and

o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If a distribution is made to a plan participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," the rules on elective withholding described above, apply.

GENERATION SKIPPING TAX

As a general rule, if benefits payable upon death of a Contract Owner are payable to a person two or more generations younger than the Contract Owner, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

SPECIAL RULES FOR NQ AND TRUSTEED CONTRACTS ISSUED IN PUERTO RICO

Only NQ and TRUSTEED Contracts are available in Puerto Rico.

EQUI-VEST TRUSTEED--The tax treatment of qualified plans by the United States and by Puerto Rico is similar in many respects, but may not be identical. Please consult your tax adviser to determine any differences which may affect your own situation.

NQ--Under current laws, Equitable Life treats income from such Contracts as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from these Contracts is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Contract may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IMPACT OF TAXES TO EQUITABLE LIFE

The Contracts provide that we may charge the Separate Account for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer the Annuity Account Value among the Investment Funds, the Guaranteed Interest Account and the Fixed Maturity Account.

TAX CHANGES

The United States Congress has in the past considered, and may in the future consider legislation that, if enacted, could change the tax treatment of annuities. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

PART 10: INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Equitable Life for the years ended December 31, 1994 and 1993 included in Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1994, incorporated by reference in the prospectus, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is incorporated herein by reference. Such consolidated financial statements have been incorporated herein by reference in reliance upon the report of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.
The consolidated financial statements of Equitable Life for the year ended December 31, 1992 included in Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1994, incorporated by reference in the prospectus, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is incorporated herein by reference. Such consolidated financial statements have been incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP given upon their authority as experts in accounting and auditing.

APPENDIX I: AN EXAMPLE OF MARKET VALUE ADJUSTMENT

   The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were to be invested on June 14, 1996 to a Fixed Maturity Period with an Expiration Date of June 15, 2005 at a Rate to Maturity of 7.00% resulting in a Maturity Amount at the Expiration Date of $183,846. We further assume that a withdrawal of $50,000 will be made on June 15, 2000. See "Part 5: The Fixed Maturity Account" for a description of the market value adjustment.

                                                           ASSUMED
                                                    FIXED MATURITY RATE ON
                                                        JUNE 15, 2000
                                                   ----------------------
                                                      5.00%       9.00%
                                                   ----------  ----------
As of June 15, 2000 (Before Withdrawal)
-------------------------------------------------
(1)Market Adjusted Amount ........................   $144,048    $119,487
(2)Book Value ....................................    131,080     131,080
(3)Market Value Adjustment: (1)-(2) ..............     12,968     (11,593)

On June 15, 2000 (After Withdrawal)
-------------------------------------------------
(4)Portion of Market Value Adjustment Associated
 with Withdrawal: (3) X [$50,000 / (1)] ..........      4,501      (4,851)
(5)Reduction in Book Value: [$50,000-(4)]  .......     45,499      54,851
(6)Book Value: (2)-(5) ...........................     85,581      76,229
(7)Maturity Amount ...............................    120,032     106,915
(8)Revised Market Adjusted Amount ................     94,048      69,487

   You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a positive market value adjustment is realized.

-----------------------------------------------------------------------------
                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS
-----------------------------------------------------------------------------

PART 1:       TAX RULES: SPECIAL ASPECTS                 Page 3
PART 2:       LOAN PROVISIONS                            Page 4
PART 3:       AUTOMATIC WITHDRAWAL                       Page 6
PART 4:       ACCUMULATION UNIT VALUES                   Page 6
PART 5:       ANNUITY UNIT VALUES                        Page 6
PART 6:       CUSTODIAN AND INDEPENDENT ACCOUNTANTS      Page 8
PART 7:       MONEY MARKET FUND YIELD INFORMATION        Page 8
PART 8:       OTHER YIELD INFORMATION                    Page 9
PART 9:       KEY FACTORS IN RETIREMENT PLANNING         Page 9
PART 10:      FINANCIAL STATEMENTS                       Page 14

                   HOW TO OBTAIN THE EQUI-VEST STATEMENT OF
                            ADDITIONAL INFORMATION

          Send this request form to:

                      Individual Annuity Center
                      The Equitable
                      P.O. Box 2996
                      New York, NY 10116-2996

            Please send me an EQUI-VEST Statement of Additional Information


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